Exhibit 99.2

Third Quarter Financial Supplement

September 30, 2015

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2015

Note:

Unless otherwise noted, references in this financial supplement to income (loss) from continuing operations, income (loss) from continuing operations per share, net income (loss), net income (loss) per share, book value and book value per common share should be read as income (loss) from continuing operations available to Genworth Financial, Inc.’s common stockholders, income (loss) from continuing operations available to Genworth Financial, Inc.’s common stockholders per share, net income (loss) available to Genworth Financial, Inc.’s common stockholders, net income (loss) available to Genworth Financial, Inc.’s common stockholders per share, book value available to Genworth Financial, Inc.’s common stockholders and book value available to Genworth Financial, Inc.’s common stockholders per share, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2015

Dear Investor,

Thank you for your continued interest in Genworth Financial.

Regards,

Amy Corbin

Investor Relations

InvestorInfo@genworth.com

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2015

Use of Non-GAAP Measures

This financial supplement includes the non-GAAP(1) financial measure entitled “net operating income (loss).” The chief operating decision maker evaluates segment performance and allocates resources on the basis of net operating income (loss). The company defines net operating income (loss) as income (loss) from continuing operations excluding the after-tax effects of income attributable to noncontrolling interests, net investment gains (losses), goodwill impairments, gains (losses) on the sale of businesses, gains (losses) on the early extinguishment of debt, gains (losses) on insurance block transactions, restructuring costs and infrequent or unusual non-operating items. Gains (losses) on insurance block transactions are defined as gains (losses) on the early extinguishment of non-recourse funding obligations, early termination fees for other financing restructuring and/or resulting gains (losses) on reinsurance restructuring for certain blocks of business. The company excludes net investment gains (losses) and infrequent or unusual non-operating items because the company does not consider them to be related to the operating performance of the company's segments and Corporate and Other activities. A component of the company's net investment gains (losses) is the result of impairments, the size and timing of which can vary significantly depending on market credit cycles. In addition, the size and timing of other investment gains (losses) can be subject to the company's discretion and are influenced by market opportunities, as well as asset-liability matching considerations. Goodwill impairments, gains (losses) on the sale of businesses, gains (losses) on the early extinguishment of debt, gains (losses) on insurance block transactions and restructuring costs are also excluded from net operating income (loss) because, in the company's opinion, they are not indicative of overall operating trends. Infrequent or unusual non-operating items are also excluded from net operating income (loss) if, in the company’s opinion, they are not indicative of overall operating trends.

While some of these items may be significant components of net income (loss) available to Genworth Financial, Inc.’s common stockholders in accordance with GAAP, the company believes that net operating income (loss) and measures that are derived from or incorporate net operating income (loss), including net operating income (loss) per common share on a basic and diluted basis, are appropriate measures that are useful to investors because they identify the income (loss) attributable to the ongoing operations of the business. Management also uses net operating income (loss) as a basis for determining awards and compensation for senior management and to evaluate performance on a basis comparable to that used by analysts. However, the items excluded from net operating income (loss) have occurred in the past and could, and in some cases will, recur in the future. Net operating income (loss) and net operating income (loss) per common share on a basic and diluted basis are not substitutes for net income (loss) available to Genworth Financial, Inc.’s common stockholders or net income (loss) available to Genworth Financial, Inc.’s common stockholders per common share on a basic and diluted basis determined in accordance with GAAP. In addition, the company’s definition of net operating income (loss) may differ from the definitions used by other companies.

In the fourth quarter of 2014, the company recorded goodwill impairments of $129 million, net of taxes, in the long-term care insurance business and $145 million, net of taxes, in the life insurance business. In the third quarter of 2014, the company recorded goodwill impairments of $167 million, net of taxes, in the long-term care insurance business and $350 million, net of taxes, in the life insurance business.

In the third quarter of 2015, the company paid an early redemption payment of approximately $1 million, net of taxes and portion attributable to noncontrolling interests, related to the early redemption of Genworth Financial Mortgage Insurance Pty Limited’s notes that were scheduled to mature in 2021. In the third quarter of 2015, the company also repurchased approximately $50 million principal amount of Genworth Holdings, Inc.’s notes with various maturity dates for a loss of $1 million, net of taxes. In the second quarter of 2014, the company paid an early redemption payment of approximately $2 million, net of taxes and portion attributable to noncontrolling interests, related to the early redemption of Genworth MI Canada Inc.’s notes that were scheduled to mature in 2015. These transactions were excluded from net operating income (loss) for the periods presented as they related to a loss on the early extinguishment of debt.

In the third quarter of 2015, the company recorded a DAC impairment of $296 million, net of taxes, on certain term life insurance policies in connection with entering into an agreement to complete a life block transaction.

In the second quarter of 2015, the company recorded a $2 million after-tax expense related to restructuring costs as part of an expense reduction plan as the company evaluates and appropriately sizes its organizational needs and expenses.

There were no infrequent or unusual items excluded from net operating income (loss) during the periods presented other than the following items. The company recognized a tax charge of $7 million in the third quarter of 2015 from potential business portfolio changes related to its mortgage insurance business in Europe. There was a $205 million net tax impact in the fourth quarter of 2014 from potential business portfolio changes. The company recognized a tax charge of $174 million in the fourth quarter of 2014 associated with the Australian mortgage insurance business as the company can no longer assert its intent to permanently reinvest earnings in that business. In connection with the company’s plans to sell the lifestyle protection insurance business, the company made a change to the permanent reinvestment assertion on one of its legal entities recognizing tax expense of $31 million in the fourth quarter of 2014.

The table on page 9 of this financial supplement reflects net operating income (loss) as determined in accordance with accounting guidance related to segment reporting, and a reconciliation of net operating income (loss) of the company’s segments and Corporate and Other activities to net income (loss) available to Genworth Financial, Inc.’s common stockholders for the periods presented. The financial supplement includes other non-GAAP measures management believes enhances the understanding and comparability of performance by highlighting underlying business activity and profitability drivers. These additional non-GAAP measures are on pages 61 and 62 of this financial supplement.

Adjustments to reconcile net income (loss) attributable to Genworth Financial, Inc.’s common stockholders and net operating income (loss) assume a 35% tax rate and are net of the portion attributable to noncontrolling interests. Net investment gains (losses) are also adjusted for DAC and other intangible amortization and certain benefit reserves (see page 59).

(1)	U.S. Generally Accepted Accounting Principles

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2015

Results of Operations and Selected Operating Performance Measures

The company’s chief operating decision maker evaluates segment performance and allocates resources on the basis of net operating income (loss). The table on page 9 of this financial supplement reflects net operating income (loss) as determined in accordance with accounting guidance related to segment reporting, and a reconciliation of net operating income (loss) of the company’s segments and Corporate and Other activities to net income (loss) available to Genworth Financial, Inc.’s common stockholders for the periods presented.

In the first quarter of 2015, the company revised how it allocates the consolidated provision for income taxes to its operating segments to simplify the process and reflect how the chief operating decision maker is evaluating segment performance. The revised methodology applies a specific tax rate to the pre-tax income (loss) of each segment, which is then adjusted in each segment to reflect the tax attributes of items unique to that segment such as foreign income. The difference between the consolidated provision for income taxes and the sum of the provision for income taxes in each segment is reflected in Corporate and Other activities. Previously, the company calculated a unique income tax provision for each segment based on quarterly changes to tax attributes and implications of transactions specific to each product within the segment.

The annually-determined tax rates and adjustments to each segment’s provision for income taxes are estimates which are subject to review and could change from year to year. Prior year amounts have not been re-presented to reflect this revised presentation and are, therefore, not comparable to the current year provision for income taxes by segment. However, the company does not believe that the previous methodology would have resulted in a materially different segment-level provision for income taxes.

This financial supplement contains selected operating performance measures including “sales” and “insurance in-force” or “risk in-force” which are commonly used in the insurance industry as measures of operating performance.

Management regularly monitors and reports sales metrics as a measure of volume of new and renewal business generated in a period. Sales refer to: (1) new insurance written for mortgage insurance; (2) annualized first-year premiums for long-term care and term life insurance products; (3) annualized first-year deposits plus 5% of excess deposits for universal and term universal life insurance products; (4) 10% of premium deposits for linked-benefits products; and (5) new and additional premiums/deposits for fixed annuities. Sales do not include renewal premiums on policies or contracts written during prior periods. The company considers new insurance written, annualized first-year premiums/deposits, premium equivalents and new premiums/deposits to be a measure of the company’s operating performance because they represent a measure of new sales of insurance policies or contracts during a specified period, rather than a measure of the company’s revenues or profitability during that period.

Management regularly monitors and reports insurance in-force and risk in-force. Insurance in-force for the international mortgage and U.S. mortgage insurance businesses is a measure of the aggregate face value of outstanding insurance policies as of the respective reporting date. For risk in-force in the international mortgage insurance business, the company has computed an “effective” risk in-force amount, which recognizes that the loss on any particular loan will be reduced by the net proceeds received upon sale of the property. Effective risk in-force has been calculated by applying to insurance in-force a factor of 35% that represents the highest expected average per-claim payment for any one underwriting year over the life of the company’s businesses in Canada and Australia. In Australia, the company has certain risk share arrangements where it provides pro-rata coverage of certain loans rather than 100% coverage. As a result, for loans with these risk share arrangements, the applicable pro-rata coverage amount provided is used when applying the factor. Risk in-force for the U.S. mortgage insurance business is the obligation that is limited under contractual terms to the amounts less than 100% of the mortgage loan value. The company considers insurance in-force and risk in-force to be measures of the company’s operating performance because they represent measures of the size of the business at a specific date which will generate revenues and profits in a future period, rather than measures of the company’s revenues or profitability during that period.

Management also regularly monitors and reports a loss ratio for the company’s businesses. For the mortgage insurance businesses, the loss ratio is the ratio of incurred losses and loss adjustment expenses to net earned premiums. For the long-term care insurance business, the loss ratio is the ratio of benefits and other changes in reserves less tabular interest on reserves less loss adjustment expenses to net earned premiums. The company considers the loss ratio to be a measure of underwriting performance in these businesses and helps to enhance the understanding of the operating performance of the businesses.

These operating performance measures enable the company to compare its operating performance across periods without regard to revenues or profitability related to policies or contracts sold in prior periods or from investments or other sources.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2015

Financial Highlights

(amounts in millions, except per share data)

Balance Sheet Data	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014
Total Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income	$10,101	$10,381	$10,632	$10,477	$11,231
Total accumulated other comprehensive income	3,478	3,309	4,692	4,446	3,934

Total Genworth Financial, Inc.’s stockholders’ equity	$13,579	$13,690	$15,324	$14,923	$15,165

Book value per common share	$27.29	$27.52	$30.81	$30.04	$30.54
Book value per common share, excluding accumulated other comprehensive income	$20.30	$20.87	$21.38	$21.09	$22.62
Common shares outstanding as of the balance sheet date	497.5	497.4	497.4	496.7	496.6

	Twelve months ended
Twelve Month Rolling Average ROE	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014
GAAP Basis ROE	-10.3%	-15.0%	-11.3%	-10.8%	-2.3%
Operating ROE(1)	-0.7%	-4.2%	-3.8%	-3.5%	1.7%

	Three months ended
Quarterly Average ROE	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014
GAAP Basis ROE	-11.1%	-7.3%	5.8%	-28.0%	-29.0%
Operating ROE(1)	2.5%	4.5%	5.8%	-15.3%	-11.1%

Basic and Diluted Shares	Three months ended September 30, 2015	Nine months ended September 30, 2015
Weighted-average common shares used in basic earnings per common share calculations	497.4	497.3
Potentially dilutive securities:
Stock options, restricted stock units and stock appreciation rights	—	1.7

Weighted-average common shares used in diluted earnings per common share calculations(2)	497.4	499.0

(1)	See page 61 herein for a reconciliation of GAAP Basis ROE to Operating ROE.
(2)	Under applicable accounting guidance, companies in a loss position are required to use basic weighted-average common shares outstanding in the calculation of diluted loss per share. Therefore, as a result of the loss from continuing operations for the three months ended September 30, 2015, the company was required to use basic weighted-average common shares outstanding in the calculation of diluted loss per share for the three months ended September 30, 2015, as the inclusion of shares for stock options, restricted stock units and stock appreciation rights of 1.3 million would have been antidilutive to the calculation. If the company had not incurred a loss from continuing operations for the three months ended September 30, 2015, dilutive potential weighted-average common shares outstanding would have been 498.7 million.

Consolidated Quarterly Results

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2015

Consolidated Net Income (Loss) by Quarter

(amounts in millions, except per share amounts)

	2015				2014
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$1,145	$1,134	$1,143	$3,422	$1,214	$1,210	$1,144	$1,132	$4,700
Net investment income	783	793	781	2,357	797	778	791	776	3,142
Net investment gains (losses)	(51)	8	(16)	(59)	(11)	(27)	34	(18)	(22)
Insurance and investment product fees and other	223	222	227	672	229	229	225	226	909

Total revenues	2,100	2,157	2,135	6,392	2,229	2,190	2,194	2,116	8,729

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,290	1,232	1,192	3,714	2,136	1,934	1,200	1,148	6,418
Interest credited	179	181	180	540	185	185	184	183	737
Acquisition and operating expenses, net of deferrals	314	295	267	876	299	284	282	273	1,138
Amortization of deferred acquisition costs and intangibles	563	101	95	759	128	113	108	104	453
Goodwill impairment	—	—	—	—	299	550	—	—	849
Interest expense	105	103	107	315	106	104	112	111	433

Total benefits and expenses	2,451	1,912	1,841	6,204	3,153	3,170	1,886	1,819	10,028

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(351)	245	294	188	(924)	(980)	308	297	(1,299)
Provision (benefit) for income taxes	(134)	70	91	27	(78)	(187)	84	87	(94)

INCOME (LOSS) FROM CONTINUING OPERATIONS	(217)	175	203	161	(846)	(793)	224	210	(1,205)
Income (loss) from discontinued operations, net of taxes(1)	(21)	(314)	1	(334)	138	6	4	9	157

NET INCOME (LOSS)	(238)	(139)	204	(173)	(708)	(787)	228	219	(1,048)
Less: net income attributable to noncontrolling interests	46	54	50	150	52	57	52	35	196

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	$(284)	$(193)	$154	$(323)	$(760)	$(844)	$176	$184	$(1,244)

Earnings (Loss) Per Share Data:
Income (loss) from continuing operations available to Genworth Financial, Inc.’s common stockholders per common share
Basic	$(0.53)	$0.24	$0.31	$0.02	$(1.81)	$(1.71)	$0.35	$0.35	$(2.82)
Diluted	$(0.53)	$0.24	$0.31	$0.02	$(1.81)	$(1.71)	$0.34	$0.35	$(2.82)
Net income (loss) available to Genworth Financial, Inc.’s common stockholders per common share
Basic	$(0.57)	$(0.39)	$0.31	$(0.65)	$(1.53)	$(1.70)	$0.35	$0.37	$(2.51)
Diluted	$(0.57)	$(0.39)	$0.31	$(0.65)	$(1.53)	$(1.70)	$0.35	$0.37	$(2.51)
Weighted-average common shares outstanding
Basic	497.4	497.4	497.0	497.3	496.7	496.6	496.6	495.8	496.4
Diluted(2)	497.4	499.3	498.9	499.0	496.7	496.6	503.6	502.7	496.4

(1)	Income (loss) from discontinued operations related to the lifestyle protection insurance business. Refer to page 54 for operating results of discontinued operations.
(2)	Under applicable accounting guidance, companies in a loss position are required to use basic weighted-average common shares outstanding in the calculation of diluted loss per share. Therefore, as a result of the loss from continuing operations for the three months ended September 30, 2015, the three months ended September 30, 2014 and the three and twelve months ended December 31, 2014, the company was required to use basic weighted-average common shares outstanding in the calculation of diluted loss per share for the three months ended September 30, 2015, the three months ended September 30, 2014 and the three and twelve months ended December 31, 2014, as the inclusion of shares for stock options, restricted stock units and stock appreciation rights of 1.3 million, 5.4 million, 3.2 million and 5.6 million, respectively, would have been antidilutive to the calculation. If the company had not incurred a loss from continuing operations for the three months ended September 30, 2015, the three months ended September 30, 2014 and the three and twelve months ended December 31, 2014, dilutive potential weighted-average common shares outstanding would have been 498.7 million, 502.0 million, 499.9 million and 502.0 million, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2015

Net Operating Income (Loss) by Segment by Quarter

(amounts in millions, except per share amounts)

	2015				2014
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Global Mortgage Insurance Division
International Mortgage Insurance segment:
Canada	$38	$37	$40	$115	$36	$46	$47	$41	$170
Australia	21	29	30	80	33	48	57	62	200
Other Countries	(5)	(5)	(6)	(16)	(7)	(7)	(7)	(4)	(25)

Total International Mortgage Insurance segment	54	61	64	179	62	87	97	99	345
U.S. Mortgage Insurance segment	37	49	52	138	21	(2)	39	33	91

Total Global Mortgage Insurance Division	91	110	116	317	83	85	136	132	436

U.S. Life Insurance Division
U.S. Life Insurance segment:
Long-Term Care Insurance	(10)	10	10	10	(506)	(361)	6	46	(815)
Life Insurance	31	22	40	93	1	13	39	21	74
Fixed Annuities	19	25	31	75	23	26	24	27	100

Total U.S. Life Insurance segment	40	57	81	178	(482)	(322)	69	94	(641)

Total U.S. Life Insurance Division	40	57	81	178	(482)	(322)	69	94	(641)

Corporate and Other Division
Runoff segment	(4)	9	11	16	16	5	15	12	48
Corporate and Other	(63)	(57)	(54)	(174)	(32)	(91)	(66)	(52)	(241)

Total Corporate and Other Division	(67)	(48)	(43)	(158)	(16)	(86)	(51)	(40)	(193)

NET OPERATING INCOME (LOSS)	64	119	154	337	(415)	(323)	154	186	(398)

ADJUSTMENTS TO NET OPERATING INCOME (LOSS):
Net investment gains (losses), net	(22)	4	(1)	(19)	(4)	(10)	20	(11)	(5)
Goodwill impairment, net	—	—	—	—	(274)	(517)	—	—	(791)
Gains (losses) on early extinguishment of debt, net	(2)	—	—	(2)	—	—	(2)	—	(2)
Gains (losses) from life block transactions, net	(296)	—	—	(296)	—	—	—	—	—
Expenses related to restructuring, net	—	(2)	—	(2)	—	—	—	—	—
Tax impact from potential business portfolio changes	(7)	—	—	(7)	(205)	—	—	—	(205)

INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL INC.’S COMMON STOCKHOLDERS	(263)	121	153	11	(898)	(850)	172	175	(1,401)
Net income attributable to noncontrolling interests	46	54	50	150	52	57	52	35	196

INCOME (LOSS) FROM CONTINUING OPERATIONS	(217)	175	203	161	(846)	(793)	224	210	(1,205)
Income (loss) from discontinued operations, net of taxes	(21)	(314)	1	(334)	138	6	4	9	157

NET INCOME (LOSS)	(238)	(139)	204	(173)	(708)	(787)	228	219	(1,048)
Less: net income attributable to noncontrolling interests	46	54	50	150	52	57	52	35	196

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	$(284)	$(193)	$154	$(323)	$(760)	$(844)	$176	$184	$(1,244)

Earnings (Loss) Per Share Data:
Net income (loss) available to Genworth Financial, Inc.’s common stockholders per common share
Basic	$(0.57)	$(0.39)	$0.31	$(0.65)	$(1.53)	$(1.70)	$0.35	$0.37	$(2.51)
Diluted	$(0.57)	$(0.39)	$0.31	$(0.65)	$(1.53)	$(1.70)	$0.35	$0.37	$(2.51)
Net operating income (loss) per common share
Basic	$0.13	$0.24	$0.31	$0.68	$(0.83)	$(0.65)	$0.31	$0.37	$(0.80)
Diluted	$0.13	$0.24	$0.31	$0.68	$(0.83)	$(0.65)	$0.31	$0.37	$(0.80)
Weighted-average common shares outstanding
Basic	497.4	497.4	497.0	497.3	496.7	496.6	496.6	495.8	496.4
Diluted(1)	497.4	499.3	498.9	499.0	496.7	496.6	503.6	502.7	496.4

(1)	Under applicable accounting guidance, companies in a loss position are required to use basic weighted-average common shares outstanding in the calculation of diluted loss per share. Therefore, as a result of the loss from continuing operations for the three months ended September 30, 2015, the three months ended September 30, 2014 and the three and twelve months ended December 31, 2014, the company was required to use basic weighted-average common shares outstanding in the calculation of diluted loss per share for the three months ended September 30, 2015, the three months ended September 30, 2014 and the three and twelve months ended December 31, 2014, as the inclusion of shares for stock options, restricted stock units and stock appreciation rights of 1.3 million, 5.4 million, 3.2 million and 5.6 million, respectively, would have been antidilutive to the calculation. If the company had not incurred a loss from continuing operations for the three months ended September 30, 2015, the three months ended September 30, 2014 and the three and twelve months ended December 31, 2014, dilutive potential weighted-average common shares outstanding would have been 498.7 million, 502.0 million, 499.9 million and 502.0 million, respectively. Since it had net operating income for the three months ended September 30, 2015, the company used 498.7 million diluted weighted-average common shares outstanding in the calculation of diluted net operating income per common share.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2015

Consolidated Balance Sheets

(amounts in millions)

	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014
ASSETS
Investments:
Fixed maturity securities available-for-sale, at fair value	$60,851	$60,568	$61,904	$61,276	$61,091
Equity securities available-for-sale, at fair value	273	299	299	275	306
Commercial mortgage loans	6,133	6,175	6,149	6,100	6,077
Restricted commercial mortgage loans related to securitization entities	175	181	188	201	209
Policy loans	1,567	1,584	1,506	1,501	1,512
Other invested assets	2,773	2,191	2,697	2,244	2,218
Restricted other invested assets related to securitization entities	412	410	411	411	404

Total investments	72,184	71,408	73,154	72,008	71,817
Cash and cash equivalents	3,666	4,100	4,971	4,716	3,284
Accrued investment income	685	615	717	664	694
Deferred acquisition costs	4,437	4,896	4,745	4,849	4,870
Intangible assets	284	286	207	250	277
Goodwill	14	15	15	16	316
Reinsurance recoverable	17,276	17,297	17,305	17,314	17,342
Other assets	577	625	518	524	569
Separate account assets	7,893	8,702	9,064	9,208	9,420
Assets held for sale related to discontinued operations(1)	1,206	1,220	1,635	1,809	1,925

Total assets	$108,222	$109,164	$112,331	$111,358	$110,514

(1)	The assets held for sale related to discontinued operations prior to the sale have been segregated in the consolidated balance sheets. The major asset categories for discontinued operations were as follows:

	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014
ASSETS
Investments:
Fixed maturity securities available-for-sale, at fair value	$1,117	$1,104	$1,037	$1,171	$1,226
Equity securities available-for-sale, at fair value	6	7	7	7	7
Other invested assets	23	24	26	52	64

Total investments	1,146	1,135	1,070	1,230	1,297
Cash and cash equivalents	142	154	187	202	193
Accrued investment income	22	20	19	21	25
Deferred acquisition costs	168	176	173	193	215
Intangible assets	22	21	20	22	23
Reinsurance recoverable	36	35	34	32	31
Other assets	121	137	132	109	141

Assets held for sale related to discontinued operations	1,657	1,678	1,635	1,809	1,925
Fair value less pension settlement costs and closing costs impairment	(451)	(458)	—	—	—

Total assets held for sale related to discontinued operations	$1,206	$1,220	$1,635	$1,809	$1,925

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2015

Consolidated Balance Sheets

(amounts in millions)

	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Future policy benefits	$36,472	$36,298	$36,488	$35,915	$34,697
Policyholder account balances	26,000	25,987	26,136	26,032	25,816
Liability for policy and contract claims	8,065	7,990	7,929	7,937	7,880
Unearned premiums	3,340	3,431	3,321	3,547	3,597
Other liabilities	3,241	3,136	3,623	3,282	3,274
Borrowings related to securitization entities	188	199	205	219	225
Non-recourse funding obligations	1,951	1,967	1,983	1,996	2,010
Long-term borrowings	4,601	4,607	4,601	4,639	4,662
Deferred tax liability	201	258	1,057	858	825
Separate account liabilities	7,893	8,702	9,064	9,208	9,420
Liabilities held for sale related to discontinued operations(1)	854	862	843	928	987

Total liabilities	92,806	93,437	95,250	94,561	93,393

Stockholders’ equity:
Common stock	1	1	1	1	1
Additional paid-in capital	11,944	11,940	11,998	11,997	11,991

Accumulated other comprehensive income (loss):
Net unrealized investment gains (losses):
Net unrealized gains (losses) on securities not other-than-temporarily impaired	1,709	1,606	2,724	2,431	2,047
Net unrealized gains (losses) on other-than-temporarily impaired securities	22	22	24	22	20

Net unrealized investment gains (losses)	1,731	1,628	2,748	2,453	2,067

Derivatives qualifying as hedges	2,130	1,913	2,247	2,070	1,753
Foreign currency translation and other adjustments	(383)	(232)	(303)	(77)	114

Total accumulated other comprehensive income	3,478	3,309	4,692	4,446	3,934
Retained earnings	856	1,140	1,333	1,179	1,939
Treasury stock, at cost	(2,700)	(2,700)	(2,700)	(2,700)	(2,700)

Total Genworth Financial, Inc.’s stockholders’ equity	13,579	13,690	15,324	14,923	15,165
Noncontrolling interests	1,837	2,037	1,757	1,874	1,956

Total stockholders’ equity	15,416	15,727	17,081	16,797	17,121

Total liabilities and stockholders’ equity	$108,222	$109,164	$112,331	$111,358	$110,514

(1)	The liabilities held for sale related to discontinued operations prior to the sale have been segregated in the consolidated balance sheets. The major liability categories for discontinued operations were as follows:

	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014
LIABILITIES
Policyholder account balances	$9	$10	$10	$11	$11
Liability for policy and contract claims	108	108	101	106	107
Unearned premiums	412	420	410	439	487
Other liabilities	296	294	276	322	332
Deferred tax liability	29	30	46	50	50

Liabilities held for sale related to discontinued operations	$854	$862	$843	$928	$987

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2015

Consolidated Balance Sheet by Segment

(amounts in millions)

	September 30, 2015
	International Mortgage Insurance	U.S. Mortgage Insurance	U.S. Life Insurance	Runoff	Corporate and Other(1)	Total
ASSETS
Cash and investments	$7,499	$2,209	$61,322	$2,742	$2,763	$76,535
Deferred acquisition costs and intangible assets	164	29	4,254	280	8	4,735
Reinsurance recoverable	21	6	16,420	829	—	17,276
Deferred tax and other assets	89	38	349	18	83	577
Separate account assets	—	—	—	7,893	—	7,893
Assets held for sale related to discontinued operations	—	—	—	—	1,206	1,206

Total assets	$7,773	$2,282	$82,345	$11,762	$4,060	$108,222

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Future policy benefits	$—	$—	$36,468	$4	$—	$36,472
Policyholder account balances	—	—	22,786	3,214	—	26,000
Liability for policy and contract claims	303	953	6,791	18	—	8,065
Unearned premiums	2,482	240	613	5	—	3,340
Non-recourse funding obligations	—	—	1,981	—	(30)	1,951
Deferred tax and other liabilities	237	(565)	3,512	(1)	259	3,442
Borrowings and capital securities	501	—	—	11	4,277	4,789
Separate account liabilities	—	—	—	7,893	—	7,893
Liabilities held for sale related to discontinued operations	—	—	—	—	854	854

Total liabilities	3,523	628	72,151	11,144	5,360	92,806

Stockholders’ equity:
Allocated equity, excluding accumulated other comprehensive income (loss)	2,574	1,642	6,485	634	(1,234)	10,101
Allocated accumulated other comprehensive income (loss)	(161)	12	3,709	(16)	(66)	3,478

Total Genworth Financial, Inc.’s stockholders’ equity	2,413	1,654	10,194	618	(1,300)	13,579
Noncontrolling interests	1,837	—	—	—	—	1,837

Total stockholders’ equity	4,250	1,654	10,194	618	(1,300)	15,416

Total liabilities and stockholders’ equity	$7,773	$2,282	$82,345	$11,762	$4,060	$108,222

(1)	Includes inter-segment eliminations.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2015

Consolidated Balance Sheet by Segment

(amounts in millions)

	June 30, 2015
	International Mortgage Insurance	U.S. Mortgage Insurance	U.S. Life Insurance	Runoff	Corporate and Other(1)	Total
ASSETS
Cash and investments	$8,114	$2,269	$60,452	$2,678	$2,610	$76,123
Deferred acquisition costs and intangible assets	173	26	4,691	298	9	5,197
Reinsurance recoverable	21	7	16,440	829	—	17,297
Deferred tax and other assets	175	39	351	(8)	68	625
Separate account assets	—	—	—	8,702	—	8,702
Assets held for sale related to discontinued operations	—	—	—	—	1,220	1,220

Total assets	$8,483	$2,341	$81,934	$12,499	$3,907	$109,164

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Future policy benefits	$—	$—	$36,294	$4	$—	$36,298
Policyholder account balances	—	—	22,837	3,150	—	25,987
Liability for policy and contract claims	308	996	6,671	15	—	7,990
Unearned premiums	2,602	214	608	7	—	3,431
Non-recourse funding obligations	—	—	1,997	—	(30)	1,967
Deferred tax and other liabilities	458	(612)	3,436	(25)	137	3,394
Borrowings and capital securities	456	—	—	12	4,338	4,806
Separate account liabilities	—	—	—	8,702	—	8,702
Liabilities held for sale related to discontinued operations	—	—	—	—	862	862

Total liabilities	3,824	598	71,843	11,865	5,307	93,437

Stockholders’ equity:
Allocated equity, excluding accumulated other comprehensive income (loss)	2,618	1,731	6,744	650	(1,362)	10,381
Allocated accumulated other comprehensive income (loss)	4	12	3,347	(16)	(38)	3,309

Total Genworth Financial, Inc.’s stockholders’ equity	2,622	1,743	10,091	634	(1,400)	13,690
Noncontrolling interests	2,037	—	—	—	—	2,037

Total stockholders’ equity	4,659	1,743	10,091	634	(1,400)	15,727

Total liabilities and stockholders’ equity	$8,483	$2,341	$81,934	$12,499	$3,907	$109,164

(1)	Includes inter-segment eliminations.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2015

Deferred Acquisition Costs Rollforward

(amounts in millions)

	International Mortgage Insurance	U.S. Mortgage Insurance	U.S. Life Insurance(1)	Runoff(2)	Corporate and Other	Total
Unamortized balance as of June 30, 2015	$147	$19	$4,722	$286	$—	$5,174
Costs deferred	16	4	51	—	—	71
Amortization, net of interest accretion	(13)	(2)	(65)	(17)	—	(97)
Impact of foreign currency translation	(10)	—	—	—	—	(10)
Impairment(3)	—	—	(455)	—	—	(455)

Unamortized balance as of September 30, 2015	140	21	4,253	269	—	4,683
Effect of accumulated net unrealized investment (gains) losses	—	—	(242)	(4)	—	(246)

Balance as of September 30, 2015	$140	$21	$4,011	$265	$—	$4,437

(1)	Amortization, net of interest accretion, included $4 million of amortization related to net investment gains for the policyholder account balances.
(2)	Amortization, net of interest accretion, included $4 million of amortization related to net investment gains for the policyholder account balances.
(3)	In the third quarter of 2015, the company recorded a DAC impairment of $455 million on certain term life insurance policies in connection with entering into an agreement to complete a life block transaction.

Global Mortgage Insurance Division

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2015

Net Operating Income—Global Mortgage Insurance Division

(amounts in millions)

	2015				2014
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$361	$364	$365	$1,090	$387	$388	$381	$372	$1,528
Net investment income	72	76	85	233	87	97	86	92	362
Net investment gains (losses)	(19)	20	(17)	(16)	(4)	(4)	12	(3)	1
Insurance and investment product fees and other	—	1	(2)	(1)	(4)	(7)	(3)	2	(12)

Total revenues	414	461	431	1,306	466	474	476	463	1,879

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	117	99	94	310	145	199	107	110	561
Acquisition and operating expenses, net of deferrals	90	94	79	263	101	87	93	82	363
Amortization of deferred acquisition costs and intangibles	16	16	16	48	16	16	17	17	66
Interest expense	8	6	7	21	7	8	8	8	31

Total benefits and expenses	231	215	196	642	269	310	225	217	1,021

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	183	246	235	664	197	164	251	246	858
Provision for income taxes	62	75	75	212	237	24	61	80	402

INCOME (LOSS) FROM CONTINUING OPERATIONS	121	171	160	452	(40)	140	190	166	456
Less: net income attributable to noncontrolling interests	46	54	50	150	52	57	52	35	196

INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	75	117	110	302	(92)	83	138	131	260
ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net	8	(7)	6	7	1	2	(4)	1	—
(Gains) losses on early extinguishment of debt, net	1	—	—	1	—	—	2	—	2
Tax impact from potential business portfolio changes	7	—	—	7	174	—	—	—	174

NET OPERATING INCOME(1)	$91	$110	$116	$317	$83	$85	$136	$132	$436

Effective tax rate (operating income)(2)	31.6%	32.3%	33.0%	32.4%	34.0%	11.3%	23.3%	33.9%	27.2%

(1)	Net operating income adjusted for foreign exchange as compared to the prior year period for the Global Mortgage Insurance Division was $104 million and $349 million for the three and nine months ended September 30, 2015, respectively.
(2)	The operating income (loss) effective tax rate for all pages in this financial supplement was calculated using whole dollars. As a result, the percentages shown may differ from an operating income (loss) effective tax rate calculated using the rounded numbers in this financial supplement.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2015

Net Operating Income (Loss)—Global Mortgage Insurance Division

(amounts in millions)

	International Mortgage Insurance Segment
Three months ended September 30, 2015	Canada	Australia	Other Countries	Total International Mortgage Insurance Segment	U.S. Mortgage Insurance Segment	Total
REVENUES:
Premiums	$116	$92	$7	$215	$146	$361
Net investment income	32	28	—	60	12	72
Net investment gains (losses)	(23)	3	—	(20)	1	(19)
Insurance and investment product fees and other	(1)	(1)	—	(2)	2	—

Total revenues	124	122	7	253	161	414

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	24	27	3	54	63	117
Acquisition and operating expenses, net of deferrals	16	27	9	52	38	90
Amortization of deferred acquisition costs and intangibles	9	4	—	13	3	16
Interest expense	5	3	—	8	—	8

Total benefits and expenses	54	61	12	127	104	231

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	70	61	(5)	126	57	183
Provision for income taxes	17	18	7	42	20	62

INCOME (LOSS) FROM CONTINUING OPERATIONS	53	43	(12)	84	37	121
Less: net income attributable to noncontrolling interests	24	22	—	46	—	46

INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	29	21	(12)	38	37	75

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net	9	(1)	—	8	—	8
(Gains) losses on early extinguishment of debt, net	—	1	—	1	—	1
Tax impact from potential business portfolio changes	—	—	7	7	—	7

NET OPERATING INCOME (LOSS)	$38	$21	$(5)	$54	$37	$91

Effective tax rate (operating income (loss))	27.2%	28.0%	8.2%	28.8%	35.4%	31.6%

	International Mortgage Insurance Segment
Three months ended September 30, 2014	Canada	Australia	Other Countries	Total International Mortgage Insurance Segment	U.S. Mortgage Insurance Segment	Total
REVENUES:
Premiums	$130	$105	$7	$242	$146	$388
Net investment income	39	38	1	78	19	97
Net investment gains (losses)	(4)	—	—	(4)	—	(4)
Insurance and investment product fees and other	(2)	(7)	2	(7)	—	(7)

Total revenues	163	136	10	309	165	474

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	28	22	8	58	141	199
Acquisition and operating expenses, net of deferrals	18	25	9	52	35	87
Amortization of deferred acquisition costs and intangibles	10	5	—	15	1	16
Interest expense	5	3	—	8	—	8

Total benefits and expenses	61	55	17	133	177	310

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	102	81	(7)	176	(12)	164
Provision (benefit) for income taxes	24	10	—	34	(10)	24

INCOME (LOSS) FROM CONTINUING OPERATIONS	78	71	(7)	142	(2)	140
Less: net income attributable to noncontrolling interests	34	23	—	57	—	57

INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	44	48	(7)	85	(2)	83

ADJUSTMENT TO INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net	2	—	—	2	—	2

NET OPERATING INCOME (LOSS)	$46	$48	$(7)	$87	$(2)	$85

Effective tax rate (operating income (loss))	21.2%	14.2%	-2.2%	19.0%	80.1%	11.3%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2015

Net Operating Income (Loss)—Global Mortgage Insurance Division

(amounts in millions)

	International Mortgage Insurance Segment
Nine months ended September 30, 2015	Canada	Australia	Other Countries	Total International Mortgage Insurance Segment	U.S. Mortgage Insurance Segment	Total
REVENUES:
Premiums	$351	$271	$19	$641	$449	$1,090
Net investment income	99	89	1	189	44	233
Net investment gains (losses)	(21)	4	—	(17)	1	(16)
Insurance and investment product fees and other	—	(4)	—	(4)	3	(1)

Total revenues	429	360	20	809	497	1,306

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	70	66	11	147	163	310
Acquisition and operating expenses, net of deferrals	50	74	26	150	113	263
Amortization of deferred acquisition costs and intangibles	27	14	—	41	7	48
Interest expense	14	7	—	21	—	21

Total benefits and expenses	161	161	37	359	283	642

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	268	199	(17)	450	214	664
Provision for income taxes	70	60	6	136	76	212

INCOME (LOSS) FROM CONTINUING OPERATIONS	198	139	(23)	314	138	452
Less: net income attributable to noncontrolling interests	91	59	—	150	—	150

INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	107	80	(23)	164	138	302

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net	8	(1)	—	7	—	7
(Gains) losses on early extinguishment of debt, net	—	1	—	1	—	1
Tax impact from potential business portfolio changes	—	—	7	7	—	7

NET OPERATING INCOME (LOSS)	$115	$80	$(16)	$179	$138	$317

Effective tax rate (operating income (loss))	27.5%	29.5%	7.4%	29.7%	35.6%	32.4%

	International Mortgage Insurance Segment
Nine months ended September 30, 2014	Canada	Australia	Other Countries	Total International Mortgage Insurance Segment	U.S. Mortgage Insurance Segment	Total
REVENUES:
Premiums	$388	$304	$22	$714	$427	$1,141
Net investment income	117	108	2	227	48	275
Net investment gains (losses)	5	—	—	5	—	5
Insurance and investment product fees and other	1	(11)	1	(9)	1	(8)

Total revenues	511	401	25	937	476	1,413

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	69	63	18	150	266	416
Acquisition and operating expenses, net of deferrals	67	67	26	160	102	262
Amortization of deferred acquisition costs and intangibles	29	16	—	45	5	50
Interest expense	16	8	—	24	—	24

Total benefits and expenses	181	154	44	379	373	752

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	330	247	(19)	558	103	661
Provision (benefit) for income taxes	87	46	(1)	132	33	165

INCOME (LOSS) FROM CONTINUING OPERATIONS	243	201	(18)	426	70	496
Less: net income attributable to noncontrolling interests	110	34	—	144	—	144

INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	133	167	(18)	282	70	352

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net	(1)	—	—	(1)	—	(1)
(Gains) losses on early extinguishment of debt, net	2	—	—	2	—	2

NET OPERATING INCOME (LOSS)	$134	$167	$(18)	$283	$70	$353

Effective tax rate (operating income (loss))	26.4%	19.3%	6.4%	23.5%	32.1%	25.4%

International Mortgage Insurance Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2015

Net Operating Income—International Mortgage Insurance Segment

(amounts in millions)

	2015				2014
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$215	$211	$215	$641	$236	$242	$237	$235	$950
Net investment income	60	63	66	189	76	78	75	74	303
Net investment gains (losses)	(20)	20	(17)	(17)	(4)	(4)	12	(3)	1
Insurance and investment product fees and other	(2)	1	(3)	(4)	(5)	(7)	(4)	2	(14)

Total revenues	253	295	261	809	303	309	320	308	1,240

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	54	49	44	147	54	58	45	47	204
Acquisition and operating expenses, net of deferrals	52	56	42	150	63	52	59	49	223
Amortization of deferred acquisition costs and intangibles	13	14	14	41	14	15	15	15	59
Interest expense	8	6	7	21	7	8	8	8	31

Total benefits and expenses	127	125	107	359	138	133	127	119	517

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	126	170	154	450	165	176	193	189	723
Provision for income taxes	42	48	46	136	226	34	42	56	358

INCOME (LOSS) FROM CONTINUING OPERATIONS	84	122	108	314	(61)	142	151	133	365
Less: net income attributable to noncontrolling interests	46	54	50	150	52	57	52	35	196

INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	38	68	58	164	(113)	85	99	98	169
ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net	8	(7)	6	7	1	2	(4)	1	—
(Gains) losses on early extinguishment of debt, net	1	—	—	1	—	—	2	—	2
Tax impact from potential business portfolio changes	7	—	—	7	174	—	—	—	174

NET OPERATING INCOME(1)	$54	$61	$64	$179	$62	$87	$97	$99	$345

Effective tax rate (operating income)	28.8%	29.2%	30.7%	29.7%	34.5%	19.0%	18.8%	30.7%	25.7%

(1)	Net operating income adjusted for foreign exchange as compared to the prior year period for the International Mortgage Insurance segment was $67 million and $211 million for the three and nine months ended September 30, 2015, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2015

Net Operating Income and Sales—International Mortgage Insurance Segment—Canada

(amounts in millions)

	2015				2014
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$116	$116	$119	$351	$127	$130	$128	$130	$515
Net investment income	32	33	34	99	38	39	39	39	155
Net investment gains (losses)	(23)	20	(18)	(21)	(7)	(4)	12	(3)	(2)
Insurance and investment product fees and other	(1)	—	1	—	—	(2)	1	2	1

Total revenues	124	169	136	429	158	163	180	168	669

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	24	21	25	70	33	28	15	26	102
Acquisition and operating expenses, net of deferrals	16	22	12	50	23	18	28	21	90
Amortization of deferred acquisition costs and intangibles	9	9	9	27	9	10	9	10	38
Interest expense	5	4	5	14	5	5	6	5	21

Total benefits and expenses	54	56	51	161	70	61	58	62	251

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	70	113	85	268	88	102	122	106	418
Provision for income taxes	17	31	22	70	24	24	32	31	111

INCOME FROM CONTINUING OPERATIONS	53	82	63	198	64	78	90	75	307
Less: net income attributable to noncontrolling interests	24	38	29	91	30	34	41	35	140

INCOME FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	29	44	34	107	34	44	49	40	167

ADJUSTMENTS TO INCOME FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net	9	(7)	6	8	2	2	(4)	1	1
(Gains) losses on early extinguishment of debt, net	—	—	—	—	—	—	2	—	2

NET OPERATING INCOME(1)	$38	$37	$40	$115	$36	$46	$47	$41	$170

Effective tax rate (operating income)	27.2%	27.3%	27.9%	27.5%	29.4%	21.2%	26.3%	31.6%	27.1%

SALES:
New Insurance Written (NIW)
Flow	$6,600	$5,400	$3,300	$15,300	$5,500	$6,800	$5,000	$2,900	$20,200
Bulk	4,800	3,300	5,000	13,100	2,300	5,600	7,500	2,900	18,300

Total Canada NIW(2)	$11,400	$8,700	$8,300	$28,400	$7,800	$12,400	$12,500	$5,800	$38,500

(1)	Net operating income for the Canadian platform adjusted for foreign exchange as compared to the prior year period was $45 million and $132 million for the three and nine months ended September 30, 2015, respectively.
(2)	New insurance written for the Canadian platform adjusted for foreign exchange as compared to the prior year period was $13,400 million and $32,300 million for the three and nine months ended September 30, 2015, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2015

Net Operating Income and Sales—International Mortgage Insurance Segment—Australia

(amounts in millions)

	2015				2014
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$92	$90	$89	$271	$102	$105	$102	$97	$406
Net investment income	28	29	32	89	36	38	36	34	144
Net investment gains (losses)	3	—	1	4	3	—	—	—	3
Insurance and investment product fees and other	(1)	1	(4)	(4)	(5)	(7)	(4)	—	(16)

Total revenues	122	120	118	360	136	136	134	131	537

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	27	25	14	66	15	22	24	17	78
Acquisition and operating expenses, net of deferrals	27	25	22	74	30	25	23	19	97
Amortization of deferred acquisition costs and intangibles	4	5	5	14	5	5	6	5	21
Interest expense	3	2	2	7	2	3	2	3	10

Total benefits and expenses	61	57	43	161	52	55	55	44	206

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	61	63	75	199	84	81	79	87	331
Provision for income taxes	18	18	24	60	202	10	11	25	248

INCOME (LOSS) FROM CONTINUING OPERATIONS	43	45	51	139	(118)	71	68	62	83
Less: net income attributable to noncontrolling interests	22	16	21	59	22	23	11	—	56

INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	21	29	30	80	(140)	48	57	62	27

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net	(1)	—	—	(1)	(1)	—	—	—	(1)
(Gains) losses on early extinguishment of debt, net	1	—	—	1	—	—	—	—	—
Tax impact from potential business portfolio changes	—	—	—	—	174	—	—	—	174

NET OPERATING INCOME(1)	$21	$29	$30	$80	$33	$48	$57	$62	$200

Effective tax rate (operating income)	28.0%	29.5%	30.5%	29.5%	34.8%	14.2%	10.4%	29.0%	22.3%

SALES:
New Insurance Written (NIW)
Flow	$6,300	$6,500	$5,800	$18,600	$8,000	$8,100	$7,900	$7,800	$31,800
Bulk	—	1,700	—	1,700	100	1,000	—	—	1,100

Total Australia NIW(2)	$6,300	$8,200	$5,800	$20,300	$8,100	$9,100	$7,900	$7,800	$32,900

(1)	Net operating income for the Australian platform adjusted for foreign exchange as compared to the prior year period was $27 million and $95 million for the three and nine months ended September 30, 2015, respectively.
(2)	New insurance written for the Australian platform adjusted for foreign exchange as compared to the prior year period was $7,900 million and $24,100 million for the three and nine months ended September 30, 2015, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2015

Net Operating Loss and Sales—International Mortgage Insurance Segment—Other Countries

(amounts in millions)

	2015				2014
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$7	$5	$7	$19	$7	$7	$7	$8	$29
Net investment income	—	1	—	1	2	1	—	1	4
Net investment gains (losses)	—	—	—	—	—	—	—	—	—
Insurance and investment product fees and other	—	—	—	—	—	2	(1)	—	1

Total revenues	7	6	7	20	9	10	6	9	34

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	3	3	5	11	6	8	6	4	24
Acquisition and operating expenses, net of deferrals	9	9	8	26	10	9	8	9	36
Amortization of deferred acquisition costs and intangibles	—	—	—	—	—	—	—	—	—
Interest expense	—	—	—	—	—	—	—	—	—

Total benefits and expenses	12	12	13	37	16	17	14	13	60

LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(5)	(6)	(6)	(17)	(7)	(7)	(8)	(4)	(26)
Provision (benefit) for income taxes	7	(1)	—	6	—	—	(1)	—	(1)

LOSS FROM CONTINUING OPERATIONS	(12)	(5)	(6)	(23)	(7)	(7)	(7)	(4)	(25)
Less: net income attributable to noncontrolling interests	—	—	—	—	—	—	—	—	—

LOSS FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	(12)	(5)	(6)	(23)	(7)	(7)	(7)	(4)	(25)

ADJUSTMENTS TO LOSS FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net	—	—	—	—	—	—	—	—	—
Tax impact from potential business portfolio changes	7	—	—	7	—	—	—	—	—

NET OPERATING LOSS(1)	$(5)	$(5)	$(6)	$(16)	$(7)	$(7)	$(7)	$(4)	$(25)

Effective tax rate (operating loss)	8.2%	10.0%	4.9%	7.4%	-4.2%	-2.2%	11.3%	10.3%	3.8%

SALES:
New Insurance Written (NIW)
Flow	$600	$500	$400	$1,500	$500	$400	$500	$400	$1,800
Bulk	—	—	200	200	—	—	—	—	—

Total Other Countries NIW(2)	$600	$500	$600	$1,700	$500	$400	$500	$400	$1,800

(1)	Net operating loss for the Other Countries platform adjusted for foreign exchange as compared to the prior year period was $5 million and $16 million for the three and nine months ended September 30, 2015, respectively.
(2)	New insurance written for the Other Countries platform adjusted for foreign exchange as compared to the prior year period was $700 million and $2,000 million for the three and nine months ended September 30, 2015, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2015

Selected Key Performance Measures—International Mortgage Insurance Segment

(amounts in millions)

2015	2014
3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Net Premiums Written
Canada	$204	$166	$109	$479	$160	$200	$146	$77	$583
Australia	79	107	87	273	128	130	125	126	509
Other Countries(1)	7	6	6	19	6	6	1	6	19

Total Net Premiums Written	$290	$279	$202	$771	$294	$336	$272	$209	$1,111

Loss Ratio(2)
Canada	21%	17%	22%	20%	26%	21%	12%	20%	20%
Australia(3)	29%	28%	15%	24%	15%	21%	23%	17%	19%
Other Countries	48%	43%	81%	58%	84%	105%	90%	55%	83%
Total Loss Ratio	25%	23%	21%	23%	23%	24%	19%	20%	21%

GAAP Basis Expense Ratio(4)
Canada(5)	22%	27%	18%	22%	26%	22%	29%	23%	25%
Australia(6)	34%	33%	30%	33%	34%	28%	28%	25%	29%
Other Countries(1)	143%	143%	125%	137%	115%	126%	131%	107%	120%
Total GAAP Basis Expense Ratio	31%	33%	26%	30%	32%	28%	32%	27%	30%

Adjusted Expense Ratio(7)
Canada(8)	12%	19%	20%	16%	20%	14%	26%	39%	22%
Australia(9)	40%	28%	31%	32%	27%	23%	23%	20%	23%
Other Countries(1)	132%	135%	132%	133%	132%	150%	NM	(10)	142%	186%
Total Adjusted Expense Ratio	23%	25%	28%	25%	26%	20%	28%	30%	25%

The loss and expense ratios included above were calculated using whole dollars and may be different than the ratios calculated using the rounded numbers included herein.

(1)	Includes the impact of settlements and cancelled insurance contracts, primarily with lenders in Europe.
(2)	The ratio of incurred losses and loss adjustment expenses to net earned premiums.
(3)	During the third quarter of 2015, the company increased reserves $9 million mainly related to the estimate of the period of time it takes for a delinquent loan to be reported and increased net earned premiums $8 million from refinements to premium recognition factors. These adjustments unfavorably impacted the loss ratio by seven percentage points for the three months ended September 30, 2015. During the first quarter of 2015, the company accrued a $7 million pre-tax receivable for expected recoveries relating to paid claims reflecting its experience of successful borrower recovery activity, which favorably impacted the loss ratio by nine percentage points for the three months ended March 31, 2015.
(4)	The ratio of an insurer’s general expenses to net earned premiums. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles.
(5)	The debt early redemption payment of $6 million in the second quarter of 2014 unfavorably impacted the GAAP basis expense ratio for the three months ended June 30, 2014 and the twelve months ended December 31, 2014 by five percentage points and one percentage point, respectively.
(6)	The debt early redemption payment of $2 million in the third quarter of 2015 unfavorably impacted the GAAP basis expense ratio for the three and nine months ended September 30, 2015 by two percentage points and one percentage point, respectively.
(7)	The ratio of an insurer’s general expenses to net premiums written. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles.
(8)	The debt early redemption payment of $6 million in the second quarter of 2014 unfavorably impacted the adjusted expense ratio for the three months ended June 30, 2014 and the twelve months ended December 31, 2014 by five percentage points and one percentage point, respectively.
(9)	The debt early redemption payment of $2 million in the third quarter of 2015 unfavorably impacted the adjusted expense ratio for the three months ended September 30, 2015 by two percentage points.
(10)	“NM” is defined as not meaningful for percentages greater than 200%.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2015

Selected Key Performance Measures—International Mortgage Insurance Segment

(amounts in millions)

	2015			2014
	3Q	2Q	1Q	4Q	3Q	2Q	1Q
Primary Insurance In-Force
Canada(1)	$292,000	$300,900	$288,800	$306,600	$310,800	$314,500	$291,900
Australia	224,100	243,800	240,900	256,000	271,100	288,500	281,000
Other Countries	20,400	20,500	19,800	21,900	23,900	26,000	26,200

Total Primary Insurance In-Force	$536,500	$565,200	$549,500	$584,500	$605,800	$629,000	$599,100

Primary Risk In-Force(2)
Canada
Flow	$75,500	$78,500	$75,700	$81,300	$82,600	$84,500	$80,100
Bulk	26,700	26,800	25,400	26,000	26,200	25,600	22,100

Total Canada	102,200	105,300	101,100	107,300	108,800	110,100	102,200

Australia
Flow	72,900	79,100	78,600	83,400	88,100	93,800	91,100
Bulk	5,500	6,200	5,700	6,200	6,800	7,200	7,200

Total Australia	78,400	85,300	84,300	89,600	94,900	101,000	98,300

Other Countries
Flow(3),(4)	2,000	2,000	2,000	2,200	3,000	3,200	3,300
Bulk	300	300	300	300	300	400	400

Total Other Countries	2,300	2,300	2,300	2,500	3,300	3,600	3,700

Total Primary Risk In-Force	$182,900	$192,900	$187,700	$199,400	$207,000	$214,700	$204,200

(1)	As part of an ongoing effort to improve the estimate of outstanding insurance exposure, the company is receiving updated outstanding balances in Canada from most of its customers. As a result, the company estimates that the outstanding balance of insured mortgages was approximately $142.0 billion, $137.0 billion, $145.0 billion, $148.0 billion, $152.0 billion and $141.0 billion as of June 30, 2015, March 31, 2015, December 31, 2014, September 30, 2014, June 30, 2014 and March 31, 2014. This is based on the extrapolation of the amounts reported by lenders to the entire insured population.
(2)	The businesses in Australia and Canada currently provide 100% coverage on the majority of the loans the company insures in those markets. For the purpose of representing the risk in-force, the company has computed an “effective risk in-force” amount which recognizes that the loss on any particular loan will be reduced by the net proceeds received upon sale of the property. Effective risk in-force has been calculated by applying to insurance in-force a factor that represents the highest expected average per-claim payment for any one underwriting year over the life of the businesses in Australia and Canada. This factor was 35% for all periods presented. In Australia, the company has certain risk share arrangements where it provides pro-rata coverage of certain loans rather than 100% coverage. As a result, for loans with these risk share arrangements, the applicable pro-rata coverage amount provided is used when applying the factor.
(3)	Includes the impact of settlements and cancelled insurance contracts, primarily with lenders in Europe. Primary flow risk in-force excludes $320 million, $300 million, $271 million, $296 million, $290 million, $298 million and $282 million of risk in-force in Europe ceded under quota share reinsurance agreements as of September 30, 2015, June 30, 2015, March 31, 2015, December 31, 2014, September 30, 2014, June 30, 2014 and March 31, 2014, respectively.
(4)	Beginning in the fourth quarter of 2014, risk in-force reflects a maximum risk exposure of approximately $60 million with one lender in Ireland as a result of a settlement completed during the fourth quarter of 2014.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2015

Selected Key Performance Measures—International Mortgage Insurance Segment—Canada

(dollar amounts in millions)

Primary Insurance	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014
Insured loans in-force(1),(2)	1,785,541	1,737,083	1,704,483	1,673,505	1,646,223
Insured delinquent loans	1,715	1,666	1,792	1,756	1,708
Insured delinquency rate(2),(3)	0.10%	0.10%	0.11%	0.10%	0.10%

Flow loans in-force(1)	1,313,034	1,287,744	1,266,626	1,255,050	1,236,206
Flow delinquent loans	1,449	1,435	1,532	1,493	1,477
Flow delinquency rate(3)	0.11%	0.11%	0.12%	0.12%	0.12%

Bulk loans in-force(1)	472,507	449,339	437,857	418,455	410,017
Bulk delinquent loans	266	231	260	263	231
Bulk delinquency rate(3)	0.06%	0.05%	0.06%	0.06%	0.06%

Loss Metrics	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014
Beginning Reserves	$85	$85	$91	$89	$90
Paid claims(4)	(20)	(21)	(22)	(24)	(24)
Increase in reserves	23	19	24	29	27
Impact of changes in foreign exchange rates	(5)	2	(8)	(3)	(4)

Ending Reserves	$83	$85	$85	$91	$89

	September 30, 2015		June 30, 2015		September 30, 2014
Province and Territory	% of Primary Risk In-Force	Primary Delinquency Rate	% of Primary Risk In-Force	Primary Delinquency Rate	% of Primary Risk In-Force	Primary Delinquency Rate
Ontario	46%	0.05%	46%	0.04%	46%	0.06%
Alberta	17	0.10%	17	0.09%	17	0.09%
British Columbia	14	0.10%	14	0.11%	14	0.15%
Quebec	13	0.18%	14	0.19%	14	0.18%
Saskatchewan	3	0.15%	3	0.13%	3	0.12%
Nova Scotia	2	0.20%	2	0.20%	2	0.21%
Manitoba	2	0.08%	2	0.07%	2	0.04%
New Brunswick	1	0.19%	1	0.18%	1	0.22%
All Other	2	0.11%	1	0.12%	1	0.11%

Total	100%	0.10%	100%	0.10%	100%	0.10%

By Policy Year
2006 and prior	29%	0.03%	29%	0.02%	31%	0.03%
2007	8	0.14%	8	0.15%	9	0.17%
2008	6	0.17%	7	0.20%	7	0.21%
2009	4	0.15%	4	0.16%	5	0.23%
2010	7	0.21%	7	0.20%	8	0.25%
2011	7	0.25%	7	0.25%	8	0.25%
2012	9	0.21%	10	0.19%	11	0.16%
2013	9	0.13%	10	0.10%	11	0.06%
2014	11	0.06%	12	0.05%	10	0.01%
2015	10	—%	6	—%	—	— %

Total	100%	0.10%	100%	0.10%	100%	0.10%

(1)	Insured loans in-force represent the original number of loans insured for which the coverage term has not expired, and for which no policy level cancellation or termination has been received.
(2)	As part of an ongoing effort to improve the estimate of outstanding insurance exposure, the company is receiving updated outstanding loans in-force in Canada from most of its customers. As a result, the company estimates that the outstanding loans in-force were 828,000 as of June 30, 2015, 809,100 as of March 31, 2015, 793,700 as of December 31, 2014 and 783,700 as of September 30, 2014. This is based on the extrapolation of the amounts reported by lenders to the entire insured population. The corresponding insured delinquency rate was 0.20% as of June 30, 2015 and 0.22% as of March 31, 2015, December 31, 2014 and September 30, 2014.
(3)	Delinquency rates are based on insured loans in-force.
(4)	Paid claims exclude adjustments for expected recoveries related to loss reserves and prior paid claims.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2015

Selected Key Performance Measures—International Mortgage Insurance Segment—Canada

(Canadian dollar amounts in millions)

	2015				2014
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Paid Claims(1)
Flow	$25	$25	$25	$75	$26	$25	$28	$28	$107
Bulk	1	1	2	4	1	1	—	1	3

Total Paid Claims	$26	$26	$27	$79	$27	$26	$28	$29	$110

Average Paid Claim (in thousands)	$66.2	$58.7	$67.9		$60.2	$63.9	$63.4	$66.4

Average Reserve Per Delinquency (in thousands)	$64.2	$63.6	$60.4		$60.2	$58.4	$56.4	$57.5

Loss Metrics

Beginning Reserves	$106	$108	$106		$100	$96	$107	$108
Paid claims(1)	(26)	(26)	(27)		(27)	(26)	(28)	(29)
Increase in reserves	30	24	29		33	30	17	28

Ending Reserves	$110	$106	$108		$106	$100	$96	$107

Loan Amount(2)

Over $550K	7%	6%	6%		6%	6%	5%	5%
$400K to $550K	12	12	12		11	11	11	11
$250K to $400K	33	33	33		33	32	32	32
$100K to $250K	44	44	44		45	46	47	47
$100K or Less	4	5	5		5	5	5	5

Total	100%	100%	100%		100%	100%	100%	100%

Average Primary Loan Size (in thousands)	$218	$216	$215		$213	$212	$209	$208

Average Effective Loan-To-Value Ratios By Policy Year(3)

2006 and prior	35%	35%	36%		36%	38%	39%	39%
2007	60%	61%	61%		61%	64%	64%	65%
2008	67%	68%	68%		68%	71%	71%	71%
2009	65%	66%	66%		66%	69%	70%	70%
2010	71%	73%	73%		73%	76%	77%	77%
2011	75%	77%	77%		77%	80%	81%	81%
2012	80%	82%	82%		82%	86%	86%	87%
2013	84%	86%	86%		87%	90%	91%	91%
2014	90%	92%	92%		92%	93%	93%	—%
2015	93%	93%	—%		—%	—%	—%	—%
Total Flow	55%	56%	56%		56%	57%	57%	57%

Total Bulk	43%	42%	42%		42%	42%	41%	41%
Total	52%	52%	52%		52%	53%	54%	54%

All amounts presented in Canadian dollars.

(1)	Paid claims exclude adjustments for expected recoveries related to loss reserves and prior paid claims.
(2)	The percentages in this table are based on the amount of primary insurance in-force in each loan band as a percentage of total insurance in-force.
(3)	Loan amounts (including capitalized premiums) reflect interest rates at time of loan origination and estimated scheduled principal repayments since loan origination. Home price estimates based on regional home price appreciation/depreciation data from the Canadian Real Estate Association. All data used in the effective loan-to-value ratio calculation reflects conditions as of the end of the previous quarter.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2015

Selected Key Performance Measures—International Mortgage Insurance Segment—Australia

(dollar amounts in millions)

Primary Insurance	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014
Insured loans in-force	1,479,676	1,481,755	1,498,197	1,496,616	1,490,221
Insured delinquent loans	5,804	5,900	5,378	4,953	5,300
Insured delinquency rate	0.39%	0.40%	0.36%	0.33%	0.36%

Flow loans in-force	1,364,537	1,364,653	1,382,156	1,378,584	1,370,136
Flow delinquent loans	5,545	5,623	5,112	4,714	5,031
Flow delinquency rate	0.41%	0.41%	0.37%	0.34%	0.37%

Bulk loans in-force	115,139	117,102	116,041	118,032	120,085
Bulk delinquent loans	259	277	266	239	269
Bulk delinquency rate	0.22%	0.24%	0.23%	0.20%	0.22%

Loss Metrics	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014
Beginning Reserves	$160	$149	$152	$161	$171
Paid claims(1)	(16)	(15)	(14)	(14)	(19)
Increase in reserves	27	25	21	15	22
Impact of changes in foreign exchange rates	(15)	1	(10)	(10)	(13)

Ending Reserves	$156	$160	$149	$152	$161

	September 30, 2015		June 30, 2015		September 30, 2014
State and Territory	% of Primary Risk In-Force	Primary Delinquency Rate	% of Primary Risk In-Force	Primary Delinquency Rate	% of Primary Risk In-Force	Primary Delinquency Rate
New South Wales	29%	0.30%	29%	0.30%	29%	0.30%
Queensland	23	0.57%	23	0.57%	23	0.49%
Victoria	23	0.35%	23	0.34%	23	0.32%
Western Australia	11	0.45%	11	0.45%	11	0.34%
South Australia	6	0.50%	6	0.52%	6	0.43%
Australian Capital Territory	3	0.15%	3	0.14%	3	0.13%
Tasmania	2	0.31%	2	0.35%	2	0.31%
New Zealand	2	0.23%	2	0.27%	2	0.26%
Northern Territory	1	0.21%	1	0.24%	1	0.21%

Total	100%	0.39%	100%	0.40%	100%	0.36%

By Policy Year
2006 and prior	29%	0.24%	30%	0.25%	32%	0.22%
2007	7	0.74%	7	0.78%	8	0.68%
2008	7	0.93%	7	0.97%	8	0.93%
2009	8	0.75%	8	0.73%	9	0.70%
2010	6	0.44%	6	0.45%	7	0.38%
2011	6	0.46%	7	0.46%	7	0.41%
2012	9	0.51%	9	0.49%	10	0.33%
2013	10	0.37%	10	0.32%	11	0.15%
2014	11	0.16%	11	0.12%	8	0.01%
2015	7	0.01%	5	—%	—	— %

Total	100%	0.39%	100%	0.40%	100%	0.36%

(1)	Paid claims exclude adjustments for expected recoveries related to loss reserves and prior paid claims.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2015

Selected Key Performance Measures—International Mortgage Insurance Segment—Australia

(Australian dollar amounts in millions)

	2015				2014
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Paid Claims(1)
Flow	$21	$19	$17	$57	$15	$20	$25	$30	$90
Bulk	—	—	1	1	—	1	—	—	1

Total Paid Claims	$21	$19	$18	$58	$15	$21	$25	$30	$91

Average Paid Claim (in thousands)	$65.9	$66.9	$62.5		$49.5	$58.6	$60.5	$65.1

Average Reserve Per Delinquency (in thousands)	$38.3	$35.2	$36.4		$37.6	$34.8	$33.6	$35.7

Loss Metrics
Beginning Reserves	$208	$196	$186		$184	$181	$181	$192
Paid claims(1)	(21)	(19)	(18)		(15)	(21)	(25)	(30)
Increase in reserves	35	31	28		17	24	25	19

Ending Reserves	$222	$208	$196		$186	$184	$181	$181

Loan Amount(2)
Over $550K	15%	14%	13%		13%	13%	12%	12%
$400K to $550K	19	19	19		18	18	18	18
$250K to $400K	36	36	37		37	37	37	37
$100K to $250K	25	25	26		26	26	27	27
$100K or Less	5	6	5		6	6	6	6

Total	100%	100%	100%		100%	100%	100%	100%

Average Primary Loan Size (in thousands)	$216	$213	$211		$210	$208	$207	$205

Average Effective Loan-To-Value Ratios By Policy Year(3)

2006 and prior	34%	35%	36%		36%	38%	38%	40%
2007	55%	56%	57%		58%	60%	61%	63%
2008	62%	63%	65%		66%	67%	68%	70%
2009	64%	65%	67%		68%	69%	70%	73%
2010	68%	70%	72%		73%	74%	76%	78%
2011	70%	72%	73%		74%	76%	77%	80%
2012	71%	72%	74%		75%	77%	78%	80%
2013	75%	76%	78%		79%	81%	82%	84%
2014	82%	84%	85%		86%	87%	87%	—%
2015	87%	87%	—%		—%	—%	—%	—%
Total Flow	59%	59%	60%		60%	61%	61%	62%

Total Bulk	27%	26%	27%		28%	28%	29%	30%
Total	56%	56%	56%		57%	58%	58%	59%

All amounts presented in Australian dollars.

(1)	Paid claims exclude adjustments for expected recoveries related to loss reserves and prior paid claims.
(2)	The percentages in this table are based on the amount of primary insurance in-force in each loan band as a percentage of total insurance in-force.
(3)	Loan amounts (including capitalized premiums) reflect interest rates at time of loan origination and estimated scheduled principal repayments since loan origination. Home price estimates based on regional home price appreciation/depreciation data from RP Data. All data used in the effective loan-to-value ratio calculation reflects conditions as of the end of the previous quarter. Effective loan-to-value ratios exclude New Zealand and inward reinsurance policies.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2015

Selected Key Performance Measures—International Mortgage Insurance Segment

(amounts in millions)

Risk In-Force by Loan-To-Value Ratio(1)	September 30, 2015			June 30, 2015
	Primary	Flow	Bulk	Primary	Flow	Bulk
Canada
95.01% and above	$35,931	$35,931	$—	$37,068	$37,068	$—
90.01% to 95.00%	22,766	22,766	—	23,753	23,753	—
80.01% to 90.00%	13,978	13,975	3	14,714	14,711	3
80.00% and below	29,541	2,790	26,751	29,767	2,922	26,845

Total Canada	$102,216	$75,462	$26,754	$105,302	$78,454	$26,848

Australia
95.01% and above	$14,697	$14,697	$—	$16,261	$16,261	$—
90.01% to 95.00%	19,883	19,877	6	21,496	21,489	7
80.01% to 90.00%	20,522	20,460	62	22,200	22,131	69
80.00% and below	23,323	17,872	5,451	25,376	19,267	6,109

Total Australia	$78,425	$72,906	$5,519	$85,333	$79,148	$6,185

Other Countries(2)
95.01% and above	$476	$476	$—	$479	$479	$—
90.01% to 95.00%	1,139	1,097	42	1,134	1,087	47
80.01% to 90.00%	555	361	194	575	359	216
80.00% and below	143	117	26	146	117	29

Total Other Countries	$2,313	$2,051	$262	$2,333	$2,041	$292

Amounts may not total due to rounding.

(1)	Loan amount in loan-to-value ratio calculation includes capitalized premiums, where applicable.
(2)	Other Countries flow and primary risk in-force exclude $320 million and $300 million, respectively, of risk in-force in Europe ceded under quota share reinsurance agreements as of September 30, 2015 and June 30, 2015.

U.S. Mortgage Insurance Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2015

Net Operating Income (Loss) and Sales—U.S. Mortgage Insurance Segment

(amounts in millions)

	2015				2014
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$146	$153	$150	$449	$151	$146	$144	$137	$578
Net investment income	12	13	19	44	11	19	11	18	59
Net investment gains (losses)	1	—	—	1	—	—	—	—	—
Insurance and investment product fees and other	2	—	1	3	1	—	1	—	2

Total revenues	161	166	170	497	163	165	156	155	639

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	63	50	50	163	91	141	62	63	357
Acquisition and operating expenses, net of deferrals	38	38	37	113	38	35	34	33	140
Amortization of deferred acquisition costs and intangibles	3	2	2	7	2	1	2	2	7

Total benefits and expenses	104	90	89	283	131	177	98	98	504

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	57	76	81	214	32	(12)	58	57	135
Provision (benefit) for income taxes	20	27	29	76	11	(10)	19	24	44

INCOME (LOSS) FROM CONTINUING OPERATIONS	37	49	52	138	21	(2)	39	33	91
ADJUSTMENT TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net	—	—	—	—	—	—	—	—	—

NET OPERATING INCOME (LOSS)	$37	$49	$52	$138	$21	$(2)	$39	$33	$91

Effective tax rate (operating income (loss))	35.4%	35.6%	35.7%	35.6%	32.5%	80.1%	32.4%	42.0%	32.2%

SALES:
New Insurance Written (NIW)
Flow	$9,300	$8,200	$6,300	$23,800	$6,900	$7,500	$6,100	$3,900	$24,400
Bulk	—	—	—	—	—	—	—	—	—

Total U.S. Mortgage Insurance NIW	$9,300	$8,200	$6,300	$23,800	$6,900	$7,500	$6,100	$3,900	$24,400

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2015

Flow New Insurance Written Metrics—U.S. Mortgage Insurance Segment

(amounts in millions)

	2015						2014
	3Q		2Q		1Q		4Q		3Q		2Q		1Q
	Flow NIW	Premium Rate (bps)	Flow NIW	Premium Rate (bps)	Flow NIW	Premium Rate (bps)	Flow NIW	Premium Rate (bps)	Flow NIW	Premium Rate (bps)	Flow NIW	Premium Rate (bps)	Flow NIW	Premium Rate (bps)
Product
Monthly(1)	$7,000	60	$6,500	60	$4,400	60	$5,100	60	$6,100	59	$5,300	59	$3,400	58
Single	2,300	171	1,700	172	1,900	160	1,800	155	1,400	194	800	197	500	200

Total Flow	$9,300		$8,200		$6,300		$6,900		$7,500		$6,100		$3,900

	Flow NIW	% of Flow NIW	Flow NIW	% of Flow NIW	Flow NIW	% of Flow NIW	Flow NIW	% of Flow NIW	Flow NIW	% of Flow NIW	Flow NIW	% of Flow NIW	Flow NIW	% of Flow NIW
FICO Scores
Over 735	$5,500	59%	$5,000	61%	$3,700	59%	$4,100	59%	$4,400	59%	$3,600	59%	$2,400	61%
680—735	3,000	32	2,500	30	2,100	33	2,200	32	2,400	32	2,000	33	1,200	31
660—679(2)	500	6	400	5	300	5	300	5	400	5	300	5	200	5
620—659	300	3	300	4	200	3	300	4	300	4	200	3	100	3
<620	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total Flow	$9,300	100%	$8,200	100%	$6,300	100%	$6,900	100%	$7,500	100%	$6,100	100%	$3,900	100%

Loan-To-Value Ratio
95.01% and above	$500	5%	$400	5%	$300	5%	$100	2%	$200	3%	$100	2%	$100	3%
90.01% to 95.00%	4,900	53	4,200	51	3,100	49	3,500	51	3,900	52	3,300	54	1,900	49
85.01% to 90.00%	3,000	32	2,600	32	2,000	32	2,300	33	2,400	32	1,900	31	1,300	33
85.00% and below	900	10	1,000	12	900	14	1,000	14	1,000	13	800	13	600	15

Total Flow	$9,300	100%	$8,200	100%	$6,300	100%	$6,900	100%	$7,500	100%	$6,100	100%	$3,900	100%

Origination
Purchase	$8,100	87%	$6,500	79%	$4,300	68%	$5,300	77%	$6,400	85%	$5,100	84%	$3,000	77%
Refinance	1,200	13	1,700	21	2,000	32	1,600	23	1,100	15	1,000	16	900	23

Total Flow	$9,300	100%	$8,200	100%	$6,300	100%	$6,900	100%	$7,500	100%	$6,100	100%	$3,900	100%

(1)	Includes loans with annual and split payment types.
(2)	Loans with unknown FICO scores are included in the 660-679 category.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2015

Other Metrics—U.S. Mortgage Insurance Segment

(dollar amounts in millions)

	2015				2014
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Net Premiums Written	$171	$170	$170	$511	$171	$162	$151	$144	$628

New Risk Written
Flow	$2,364	$2,040	$1,557	$5,961	$1,703	$1,878	$1,521	$960	$6,062
Bulk	—	—	—	—	—	—	—	—	—

Total Primary	2,364	2,040	1,557	5,961	1,703	1,878	1,521	960	6,062
Pool	—	—	—	—	—	—	—	—	—

Total New Risk Written	$2,364	$2,040	$1,557	$5,961	$1,703	$1,878	$1,521	$960	$6,062

Primary Insurance In-Force	$120,400	$117,100	$115,200		$114,400	$112,400	$110,500	$109,100

Risk In-Force
Flow	$30,001	$29,026	$28,415		$28,112	$27,507	$26,880	$26,405
Bulk(1)	349	360	387		402	419	434	442

Total Primary	30,350	29,386	28,802		28,514	27,926	27,314	26,847
Pool	129	137	142		151	159	163	171

Total Risk In-Force	$30,479	$29,523	$28,944		$28,665	$28,085	$27,477	$27,018

Primary Risk In-Force That Is GSE Conforming	97%	97%	97%		97%	97%	97%	97%

GAAP Basis Expense Ratio(2)	28%	26%	26%	27%	26%	25%	25%	25%	25%

Adjusted Expense Ratio(3)	24%	23%	23%	23%	23%	23%	23%	24%	23%

Flow Persistency	80%	79%	81%		83%	80%	83%	85%

Risk To Capital Ratio(4)	14.3:1	13.7:1	14.1:1		14.5:1	15.4:1	14.6:1	18.7:1

Average Primary Loan Size (in thousands)	$186	$184	$182		$181	$180	$178	$176

The expense ratios included above were calculated using whole dollars and may be different than the ratios calculated using the rounded numbers included herein.

(1)	As of September 30, 2015, 87% of our bulk risk in-force was related to loans financed by lenders who participated in the mortgage programs sponsored by the Federal Home Loan Banks.
(2)	The ratio of an insurer’s general expenses to net earned premiums. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles.
(3)	The ratio of an insurer’s general expenses to net written premiums. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles.
(4)	Certain states limit a private mortgage insurer’s risk in-force to 25 times the total of the insurer’s policyholders’ surplus plus the statutory contingency reserve, commonly known as the “risk to capital” requirement. The current period risk to capital ratio is an estimate due to the timing of the filing of statutory statements and is prepared consistent with the presentation of the statutory financial statements in the combined annual statement of the U.S. mortgage insurance business.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2015

Loss Metrics—U.S. Mortgage Insurance Segment

(dollar amounts in millions)

	2015				2014
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Paid Claims
Flow
Direct	$98	$131	$130	$359	$142	$148	$148	$178	$616
Assumed(1)	3	4	5	12	3	4	6	6	19
Ceded	—	(1)	(16)	(17)	(4)	(3)	(4)	(15)	(26)
Loss adjustment expenses	3	3	4	10	4	4	4	5	17

Total Flow	104	137	123	364	145	153	154	174	626
Bulk	1	2	2	5	2	2	2	2	8

Total Primary	105	139	125	369	147	155	156	176	634
Pool	—	1	1	2	2	1	1	1	5

Total Paid Claims	$105	$140	$126	$371	$149	$156	$157	$177	$639

Average Paid Claim (in thousands)	$54.0	$50.8	$46.5		$46.6	$47.6	$47.2	$43.6

Average Reserve Per Delinquency (in thousands)
Flow	$29.4	$30.6	$31.0		$30.2	$30.7	$30.0	$30.3
Bulk loans with established reserve	20.0	21.5	21.2		20.4	20.5	22.5	19.2
Bulk loans with no reserve(2)	—	—	—		—	—	—	—

Reserves:
Flow direct case	$870	$909	$992		$1,065	$1,122	$1,083	$1,172
Bulk direct case	17	18	20		21	22	24	25
Assumed(1)	9	12	15		21	21	24	29
All other(3)	57	57	60		73	74	125	129

Total Reserves	$953	$996	$1,087		$1,180	$1,239	$1,256	$1,355

Beginning Reserves	$996	$1,087	$1,180	$1,180	$1,239	$1,256	$1,355	$1,482	$1,482
Paid claims	(105)	(141)	(142)	(388)	(153)	(158)	(162)	(192)	(665)
Increase in reserves	62	50	49	161	94	141	63	65	363

Ending Reserves	$953	$996	$1,087	$953	$1,180	$1,239	$1,256	$1,355	$1,180

Beginning Reinsurance Recoverable(4)	$6	$7	$24	$24	$25	$27	$31	$44	$44
Ceded paid claims	—	(1)	(16)	(17)	(4)	(2)	(5)	(15)	(26)
Increase in recoverable	—	—	(1)	(1)	3	—	1	2	6

Ending Reinsurance Recoverable	$6	$6	$7	$6	$24	$25	$27	$31	$24

Loss Ratio(5)	43%	33%	33%	36%	61%	97%	43%	46%	62%

The loss ratio included above was calculated using whole dollars and may be different than the ratio calculated using the rounded numbers included herein.

(1)	Assumed is comprised of reinsurance arrangements with state governmental housing finance agencies.
(2)	Reserves were not established on loans where the company was in a secondary loss position due to an existing deductible and the company believes currently have no risk for claim.
(3)	Other includes loss adjustment expenses, pool and incurred but not reported reserves.
(4)	Reinsurance recoverable excludes ceded unearned premium recoveries and amounts for which cash proceeds have not yet been received.
(5)	The ratio of incurred losses and loss adjustment expenses to net earned premiums. Lender settlements of $53 million in the third quarter of 2014 increased the loss ratio by 37 percentage points and 9 percentage points for the three months ended September 30, 2014 and the twelve months ended December 31, 2014, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2015

Delinquency Metrics—U.S. Mortgage Insurance Segment

(dollar amounts in millions)

	2015				2014
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Number of Primary Delinquencies
Flow	31,678	31,876	34,220		38,177	39,485	40,897	43,733
Bulk loans with an established reserve	917	908	984		1,109	1,147	1,147	1,434
Bulk loans with no reserve(1)	394	415	461		500	515	561	694

Total Number of Primary Delinquencies	32,989	33,199	35,665		39,786	41,147	42,605	45,861

Beginning Number of Primary Delinquencies	33,199	35,665	39,786	39,786	41,147	42,605	45,861	51,459	51,459
New delinquencies	10,192	9,061	9,554	28,807	10,826	11,574	10,568	12,100	45,068
Delinquency cures	(8,484)	(8,800)	(10,988)	(28,272)	(9,030)	(9,790)	(10,545)	(13,678)	(43,043)
Paid claims	(1,918)	(2,727)	(2,687)	(7,332)	(3,157)	(3,242)	(3,279)	(4,020)	(13,698)

Ending Number of Primary Delinquencies	32,989	33,199	35,665	32,989	39,786	41,147	42,605	45,861	39,786

Composition of Cures
Reported delinquent and cured-intraquarter	1,805	1,658	2,271		1,434	2,093	1,993	3,141
Number of missed payments delinquent prior to cure:
3 payments or less	4,630	4,260	6,112		5,340	5,202	5,335	7,252
4 - 11 payments	1,487	2,250	1,912		1,613	1,772	2,253	2,391
12 payments or more	562	632	693		643	723	964	894

Total	8,484	8,800	10,988		9,030	9,790	10,545	13,678

Primary Delinquencies by Missed Payment Status
3 payments or less	10,226	9,432	9,271		11,318	11,478	11,228	11,351
4 - 11 payments	7,376	7,824	9,086		9,684	9,610	9,913	11,463
12 payments or more	15,387	15,943	17,308		18,784	20,059	21,464	23,047

Primary Delinquencies	32,989	33,199	35,665		39,786	41,147	42,605	45,861

	September 30, 2015
Flow Delinquencies and Percentage Reserved by Payment Status	Delinquencies	Direct Case Reserves(2)	Risk In-Force	Reserves as % of Risk In-Force
3 payments or less in default	9,822	$63	$395	16%
4 - 11 payments in default	7,187	183	298	61%
12 payments or more in default	14,669	624	724	86%

Total	31,678	$870	$1,417	61%

	December 31, 2014
Flow Delinquencies and Percentage Reserved by Payment Status	Delinquencies	Direct Case Reserves(2)	Risk In-Force	Reserves as % of Risk In-Force
3 payments or less in default	10,849	$76	$426	18%
4 - 11 payments in default	9,368	238	383	62%
12 payments or more in default	17,960	751	895	84%

Total	38,177	$1,065	$1,704	63%

(1)	Reserves were not established on loans where the company was in a secondary loss position due to an existing deductible and the company believes currently have no risk for claim.
(2)	Direct flow case reserves exclude loss adjustment expenses, incurred but not reported and reinsurance reserves.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2015

Portfolio Quality Metrics—U.S. Mortgage Insurance Segment

	2015			2014
	3Q	2Q	1Q	4Q	3Q	2Q	1Q
Primary Loans
Primary loans in-force	647,126	636,640	631,591	630,852	624,850	620,415	618,442
Primary delinquent loans	32,989	33,199	35,665	39,786	41,147	42,605	45,861
Primary delinquency rate	5.10%	5.21%	5.65%	6.31%	6.59%	6.87%	7.42%

Flow loans in-force	620,430	608,615	601,472	599,206	591,823	585,719	582,553
Flow delinquent loans	31,678	31,876	34,220	38,177	39,485	40,897	43,733
Flow delinquency rate	5.11%	5.24%	5.69%	6.37%	6.67%	6.98%	7.51%

Bulk loans in-force	26,696	28,025	30,119	31,646	33,027	34,696	35,889
Bulk delinquent loans	1,311	1,323	1,445	1,609	1,662	1,708	2,128
Bulk delinquency rate	4.91%	4.72%	4.80%	5.08%	5.03%	4.92%	5.93%

A minus and sub-prime loans in-force	29,745	31,051	33,805	33,529	34,825	36,219	37,714
A minus and sub-prime delinquent loans	6,642	6,530	7,019	7,851	8,017	8,238	8,789
A minus and sub-prime delinquency rate	22.33%	21.03%	20.76%	23.42%	23.02%	22.74%	23.30%

Pool Loans
Pool loans in-force	7,284	7,709	7,979	8,282	10,125	10,336	10,710
Pool delinquent loans	426	447	468	521	549	546	575
Pool delinquency rate	5.85%	5.80%	5.87%	6.29%	5.42%	5.28%	5.37%

Primary Risk In-Force by Credit Quality
Over 735	52%	52%	52%	51%	51%	51%	50%
680-735	31%	31%	31%	31%	30%	30%	30%
660-679(1)	7%	7%	7%	7%	7%	7%	8%
620-659	7%	7%	7%	8%	8%	8%	8%
< 620	3%	3%	3%	3%	4%	4%	4%

(1)	Loans with unknown FICO scores are included in the 660-679 category.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2015

Portfolio Quality Metrics—U.S. Mortgage Insurance Segment

(dollar amounts in millions)

	September 30, 2015
Policy Year	Average Rate(1)	% of Total Reserves(2)	Primary Insurance In-Force	% of Total	Primary Risk In-Force	% of Total	Deliquency Rate
2004 and prior	6.07%	12.1%	$4,338	3.6%	$978	3.2%	14.84%
2005	5.66%	11.8	3,793	3.2	1,026	3.4	13.91%
2006	5.87%	17.2	6,262	5.2	1,606	5.3	13.22%
2007	5.78%	37.1	15,552	12.9	3,913	12.9	12.39%
2008	5.32%	17.8	13,386	11.1	3,392	11.2	6.98%
2009	4.95%	0.6	1,968	1.6	457	1.5	2.03%
2010	4.69%	0.6	2,500	2.1	621	2.1	1.64%
2011	4.52%	0.6	3,507	2.9	893	2.9	1.30%
2012	3.82%	0.6	8,969	7.4	2,313	7.6	0.56%
2013	3.99%	0.8	15,643	13.0	3,982	13.1	0.50%
2014	4.39%	0.7	21,065	17.5	5,298	17.5	0.38%
2015	4.10%	0.1	23,443	19.5	5,871	19.3	0.07%

Total	4.82%	100.0%	$120,426	100.0%	$30,350	100.0%	5.10%

	September 30, 2015		June 30, 2015		September 30, 2014
	Primary Risk In-Force	Primary Delinquency Rate	Primary Risk In-Force	Primary Delinquency Rate	Primary Risk In-Force	Primary Delinquency Rate
Lender concentration (by original applicant)	$30,350	5.10%	$29,386	5.21%	$27,926	6.59%
Top 10 lenders	11,774	6.68%	11,926	6.61%	12,337	7.79%
Top 20 lenders	14,233	5.93%	14,065	6.12%	14,309	7.63%

Loan-to-value ratio
95.01% and above	$6,429	8.15%	$6,540	7.87%	$6,912	9.02%
90.01% to 95.00%	13,841	3.66%	13,006	3.86%	11,412	5.36%
80.01% to 90.00%	9,761	4.85%	9,513	5.07%	9,230	6.40%
80.00% and below	319	3.44%	327	3.33%	372	3.51%

Total	$30,350	5.10%	$29,386	5.21%	$27,926	6.59%

Loan grade
Prime	$29,233	4.27%	$28,221	4.40%	$26,627	5.62%
A minus and sub-prime	1,117	22.33%	1,165	21.03%	1,299	23.02%

Total	$30,350	5.10%	$29,386	5.21%	$27,926	6.59%

(1)	Average Annual Mortgage Interest Rate.
(2)	Total reserves were $953 million as of September 30, 2015.

U.S. Life Insurance Division

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2015

Net Operating Income (Loss)—U.S. Life Insurance Division

(amounts in millions)

	2015				2014
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$784	$769	$778	$2,331	$827	$821	$762	$759	$3,169
Net investment income	680	677	671	2,028	676	658	671	660	2,665
Net investment gains (losses)	(16)	(7)	(4)	(27)	12	1	25	3	41
Insurance and investment product fees and other	177	182	180	539	180	186	175	171	712

Total revenues	1,625	1,621	1,625	4,871	1,695	1,666	1,633	1,593	6,587

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,155	1,122	1,091	3,368	1,981	1,722	1,087	1,030	5,820
Interest credited	148	150	150	448	154	155	155	154	618
Acquisition and operating expenses, net of deferrals	176	167	163	506	168	173	156	161	658
Amortization of deferred acquisition costs and intangibles	530	75	73	678	98	91	81	75	345
Goodwill impairment	—	—	—	—	299	550	—	—	849
Interest expense	22	22	25	69	23	22	21	21	87

Total benefits and expenses	2,031	1,536	1,502	5,069	2,723	2,713	1,500	1,441	8,377

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(406)	85	123	(198)	(1,028)	(1,047)	133	152	(1,790)
Provision (benefit) for income taxes	(144)	31	43	(70)	(278)	(211)	47	57	(385)

INCOME (LOSS) FROM CONTINUING OPERATIONS	(262)	54	80	(128)	(750)	(836)	86	95	(1,405)

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net	6	2	1	9	(6)	(3)	(17)	(1)	(27)
Goodwill impairment, net	—	—	—	—	274	517	—	—	791
(Gains) losses from life block transactions, net	296	—	—	296	—	—	—	—	—
Expenses related to restructuring, net	—	1	—	1	—	—	—	—	—

NET OPERATING INCOME (LOSS)	$40	$57	$81	$178	$(482)	$(322)	$69	$94	$(641)

Effective tax rate (operating income (loss))	35.3%	35.3%	35.3%	35.3%	34.7%	35.8%	35.6%	37.3%	34.7%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2015

Net Operating Income (Loss)—U.S. Life Insurance Division

(amounts in millions)

	U.S. Life Insurance Segment
Three months ended September 30, 2015	Long-Term Care Insurance	Life Insurance	Fixed Annuities	Total U.S. Life Insurance Segment	Total
REVENUES:
Premiums	$618	$162	$4	$784	$784
Net investment income	327	126	227	680	680
Net investment gains (losses)	4	(8)	(12)	(16)	(16)
Insurance and investment product fees and other	—	175	2	177	177

Total revenues	949	455	221	1,625	1,625

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	825	248	82	1,155	1,155
Interest credited	—	66	82	148	148
Acquisition and operating expenses, net of deferrals	112	48	16	176	176
Amortization of deferred acquisition costs and intangibles	24	487	19	530	530
Interest expense	—	22	—	22	22

Total benefits and expenses	961	871	199	2,031	2,031

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(12)	(416)	22	(406)	(406)
Provision (benefit) for income taxes	(5)	(147)	8	(144)	(144)

INCOME (LOSS) FROM CONTINUING OPERATIONS	(7)	(269)	14	(262)	(262)

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net	(3)	4	5	6	6
(Gains) losses from life block transactions, net	—	296	—	296	296

NET OPERATING INCOME (LOSS)	$(10)	$31	$19	$40	$40

Effective tax rate (operating income (loss))	35.3%	35.3%	35.3%	35.3%	35.3%

	U.S. Life Insurance Segment
Three months ended September 30, 2014	Long-Term Care Insurance	Life Insurance	Fixed Annuities	Total U.S. Life Insurance Segment	Total
REVENUES:
Premiums	$587	$193	$41	$821	$821
Net investment income	293	123	242	658	658
Net investment gains (losses)	(1)	10	(8)	1	1
Insurance and investment product fees and other	—	184	2	186	186

Total revenues	879	510	277	1,666	1,666

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,313	293	116	1,722	1,722
Interest credited	—	67	88	155	155
Acquisition and operating expenses, net of deferrals	103	52	18	173	173
Amortization of deferred acquisition costs and intangibles	25	46	20	91	91
Goodwill impairment	200	350	—	550	550
Interest expense	—	22	—	22	22

Total benefits and expenses	1,641	830	242	2,713	2,713

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(762)	(320)	35	(1,047)	(1,047)
Provision (benefit) for income taxes	(234)	11	12	(211)	(211)

INCOME (LOSS) FROM CONTINUING OPERATIONS	(528)	(331)	23	(836)	(836)

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net	—	(6)	3	(3)	(3)
Goodwill impairment, net	167	350	—	517	517

NET OPERATING INCOME (LOSS)	$(361)	$13	$26	$(322)	$(322)

Effective tax rate (operating income (loss))	35.7%	35.2%	34.8%	35.8%	35.8%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2015

Net Operating Income (Loss)—U.S. Life Insurance Division

(amounts in millions)

	U.S. Life Insurance Segment
Nine months ended September 30, 2015	Long-Term Care Insurance	Life Insurance	Fixed Annuities	Total U.S. Life Insurance Segment	Total
REVENUES:
Premiums	$1,804	$510	$17	$2,331	$2,331
Net investment income	960	380	688	2,028	2,028
Net investment gains (losses)	4	(2)	(29)	(27)	(27)
Insurance and investment product fees and other	1	531	7	539	539

Total revenues	2,769	1,419	683	4,871	4,871

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	2,371	764	233	3,368	3,368
Interest credited	—	200	248	448	448
Acquisition and operating expenses, net of deferrals	305	151	50	506	506
Amortization of deferred acquisition costs and intangibles	74	550	54	678	678
Interest expense	—	69	—	69	69

Total benefits and expenses	2,750	1,734	585	5,069	5,069

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	19	(315)	98	(198)	(198)
Provision (benefit) for income taxes	6	(111)	35	(70)	(70)

INCOME (LOSS) FROM CONTINUING OPERATIONS	13	(204)	63	(128)	(128)

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net	(3)	—	12	9	9
(Gains) losses from life block transactions, net	—	296	—	296	296
Expenses related to restructuring, net	—	1	—	1	1

NET OPERATING INCOME	$10	$93	$75	$178	$178

Effective tax rate (operating income)	35.3%	35.3%	35.3%	35.3%	35.3%

	U.S. Life Insurance Segment
Nine months ended September 30, 2014	Long-Term Care Insurance	Life Insurance	Fixed Annuities	Total U.S. Life Insurance Segment	Total
REVENUES:
Premiums	$1,729	$547	$66	$2,342	$2,342
Net investment income	875	388	726	1,989	1,989
Net investment gains (losses)	2	34	(7)	29	29
Insurance and investment product fees and other	1	525	6	532	532

Total revenues	2,607	1,494	791	4,892	4,892

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	2,712	831	296	3,839	3,839
Interest credited	—	199	265	464	464
Acquisition and operating expenses, net of deferrals	293	147	50	490	490
Amortization of deferred acquisition costs and intangibles	78	104	65	247	247
Goodwill impairment	200	350	—	550	550
Interest expense	—	64	—	64	64

Total benefits and expenses	3,283	1,695	676	5,654	5,654

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(676)	(201)	115	(762)	(762)
Provision (benefit) for income taxes	(202)	54	41	(107)	(107)

INCOME (LOSS) FROM CONTINUING OPERATIONS	(474)	(255)	74	(655)	(655)

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net	(2)	(22)	3	(21)	(21)
Goodwill impairment, net	167	350	—	517	517

NET OPERATING INCOME (LOSS)	$(309)	$73	$77	$(159)	$(159)

Effective tax rate (operating income (loss))	35.5%	36.5%	35.5%	34.9%	34.9%

U.S. Life Insurance Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2015

Net Operating Income (Loss) and Sales—U.S. Life Insurance Segment—Long-Term Care Insurance

(amounts in millions)

	2015				2014
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$618	$597	$589	$1,804	$607	$587	$577	$565	$2,336
Net investment income	327	320	313	960	303	293	292	290	1,178
Net investment gains (losses)	4	(3)	3	4	6	(1)	3	—	8
Insurance and investment product fees and other	—	1	—	1	—	—	—	1	1

Total revenues	949	915	905	2,769	916	879	872	856	3,523

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	825	780	766	2,371	1,545	1,313	735	664	4,257
Interest credited	—	—	—	—	—	—	—	—	—
Acquisition and operating expenses, net of deferrals	112	98	95	305	106	103	97	93	399
Amortization of deferred acquisition costs and intangibles	24	24	26	74	34	25	27	26	112
Goodwill impairment	—	—	—	—	154	200	—	—	354
Interest expense	—	—	—	—	—	—	—	—	—

Total benefits and expenses	961	902	887	2,750	1,839	1,641	859	783	5,122

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(12)	13	18	19	(923)	(762)	13	73	(1,599)
Provision (benefit) for income taxes	(5)	5	6	6	(291)	(234)	5	27	(493)

INCOME (LOSS) FROM CONTINUING OPERATIONS	(7)	8	12	13	(632)	(528)	8	46	(1,106)

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net	(3)	2	(2)	(3)	(3)	—	(2)	—	(5)
Goodwill impairment, net	—	—	—	—	129	167	—	—	296

NET OPERATING INCOME (LOSS)	$(10)	$10	$10	$10	$(506)	$(361)	$6	$46	$(815)

Effective tax rate (operating income (loss))	35.3%	35.3%	35.3%	35.3%	34.6%	35.7%	37.1%	37.0%	34.9%

SALES:
Individual Long-Term Care Insurance	$7	$8	$10	$25	$17	$28	$24	$21	$90
Group Long-Term Care Insurance	1	1	1	3	6	1	2	1	10

Total Sales	$8	$9	$11	$28	$23	$29	$26	$22	$100

RATIOS:
Loss Ratio(1)	76.4%	72.6%	72.4%	73.8%	200.1%	173.0%	73.2%	63.3%	128.8%
Gross Benefits Ratio(2)	133.5%	130.5%	130.2%	131.4%	254.4%	224.1%	127.3%	117.5%	182.2%

(1)	The loss ratio was calculated by dividing benefits and other changes in policy reserves less tabular interest on reserves less loss adjustment expenses by net earned premiums.
(2)	The gross benefits ratio was calculated by dividing the benefits and other changes in policy reserves by net earned premiums.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2015

Net Operating Income and Sales—U.S. Life Insurance Segment—Life Insurance

(amounts in millions)

	2015				2014
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$162	$169	$179	$510	$175	$193	$171	$183	$722
Net investment income	126	127	127	380	133	123	137	128	521
Net investment gains (losses)	(8)	3	3	(2)	—	10	23	1	34
Insurance and investment product fees and other	175	178	178	531	179	184	173	168	704

Total revenues	455	477	487	1,419	487	510	504	480	1,981

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	248	266	250	764	315	293	257	281	1,146
Interest credited	66	68	66	200	67	67	66	66	266
Acquisition and operating expenses, net of deferrals	48	52	51	151	45	52	45	50	192
Amortization of deferred acquisition costs and intangibles	487	33	30	550	36	46	32	26	140
Goodwill impairment	—	—	—	—	145	350	—	—	495
Interest expense	22	22	25	69	23	22	21	21	87

Total benefits and expenses	871	441	422	1,734	631	830	421	444	2,326

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(416)	36	65	(315)	(144)	(320)	83	36	(345)
Provision (benefit) for income taxes	(147)	13	23	(111)	—	11	29	14	54

INCOME (LOSS) FROM CONTINUING OPERATIONS	(269)	23	42	(204)	(144)	(331)	54	22	(399)

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net	4	(2)	(2)	—	—	(6)	(15)	(1)	(22)
Goodwill impairment, net	—	—	—	—	145	350	—	—	495
(Gains) losses from life block transactions, net	296	—	—	296	—	—	—	—	—
Expenses related to restructuring, net	—	1	—	1	—	—	—	—	—

NET OPERATING INCOME	$31	$22	$40	$93	$1	$13	$39	$21	$74

Effective tax rate (operating income)	35.3%	35.3%	35.3%	35.3%	NM (1)	35.2%	35.4%	39.3%	36.2%

SALES:
Term Life	$7	$9	$9	$25	$11	$13	$14	$13	$51
Universal Life	2	4	4	10	7	11	7	6	31
Linked-Benefits	3	2	4	9	5	4	5	2	16

Total Sales	$12	$15	$17	$44	$23	$28	$26	$21	$98

(1)	“NM” is defined as not meaningful for percentages greater than 200%.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2015

Net Operating Income and Sales—U.S. Life Insurance Segment—Fixed Annuities

(amounts in millions)

	2015				2014
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$4	$3	$10	$17	$45	$41	$14	$11	$111
Net investment income	227	230	231	688	240	242	242	242	966
Net investment gains (losses)	(12)	(7)	(10)	(29)	6	(8)	(1)	2	(1)
Insurance and investment product fees and other	2	3	2	7	1	2	2	2	7

Total revenues	221	229	233	683	292	277	257	257	1,083

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	82	76	75	233	121	116	95	85	417
Interest credited	82	82	84	248	87	88	89	88	352
Acquisition and operating expenses, net of deferrals	16	17	17	50	17	18	14	18	67
Amortization of deferred acquisition costs and intangibles	19	18	17	54	28	20	22	23	93
Interest expense	—	—	—	—	—	—	—	—	—

Total benefits and expenses	199	193	193	585	253	242	220	214	929

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	22	36	40	98	39	35	37	43	154
Provision for income taxes	8	13	14	35	13	12	13	16	54

INCOME FROM CONTINUING OPERATIONS	14	23	26	63	26	23	24	27	100

ADJUSTMENT TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net	5	2	5	12	(3)	3	—	—	—

NET OPERATING INCOME	$19	$25	$31	$75	$23	$26	$24	$27	$100

Effective tax rate (operating income)	35.3%	35.3%	35.3%	35.3%	33.3%	34.8%	35.5%	36.2%	35.0%

SALES:
Single Premium Deferred Annuities	$248	$211	$306	$765	$439	$322	$400	$492	$1,653
Single Premium Immediate Annuities	12	13	20	45	56	49	29	28	162

Total Sales	$260	$224	$326	$810	$495	$371	$429	$520	$1,815

Corporate and Other Division

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2015

Net Operating Loss—Corporate and Other Division

(amounts in millions)

	2015				2014
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$—	$1	$—	$1	$—	$1	$1	$1	$3
Net investment income	31	40	25	96	34	23	34	24	115
Net investment gains (losses)	(16)	(5)	5	(16)	(19)	(24)	(3)	(18)	(64)
Insurance and investment product fees and other	46	39	49	134	53	50	53	53	209

Total revenues	61	75	79	215	68	50	85	60	263

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	18	11	7	36	10	13	6	8	37
Interest credited	31	31	30	92	31	30	29	29	119
Acquisition and operating expenses, net of deferrals	48	34	25	107	30	24	33	30	117
Amortization of deferred acquisition costs and intangibles	17	10	6	33	14	6	10	12	42
Interest expense	75	75	75	225	76	74	83	82	315

Total benefits and expenses	189	161	143	493	161	147	161	161	630

LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(128)	(86)	(64)	(278)	(93)	(97)	(76)	(101)	(367)
Benefit for income taxes	(52)	(36)	(27)	(115)	(37)	—	(24)	(50)	(111)

LOSS FROM CONTINUING OPERATIONS	(76)	(50)	(37)	(163)	(56)	(97)	(52)	(51)	(256)
Income (loss) from discontinued operations, net of taxes	(21)	(314)	1	(334)	138	6	4	9	157

NET INCOME (LOSS)	(97)	(364)	(36)	(497)	82	(91)	(48)	(42)	(99)

ADJUSTMENTS TO NET INCOME (LOSS):
Net investment (gains) losses, net	8	1	(6)	3	9	11	1	11	32
(Gains) losses on early extinguishment of debt, net	1	—	—	1	—	—	—	—	—
Expenses related to restructuring, net	—	1	—	1	—	—	—	—	—
Tax impact from potential business portfolio changes	—	—	—	—	31	—	—	—	31
(Income) loss from discontinued operations, net of taxes	21	314	(1)	334	(138)	(6)	(4)	(9)	(157)

NET OPERATING LOSS	$(67)	$(48)	$(43)	$(158)	$(16)	$(86)	$(51)	$(40)	$(193)

Effective tax rate (operating loss)	42.1%	42.2%	38.1%	40.9%	80.8%	-7.2%	32.1%	52.0%	39.4%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2015

Net Operating Income (Loss)—Corporate and Other Division

(amounts in millions)

Three months ended September 30, 2015	Runoff Segment	Corporate and Other(1)	Total
REVENUES:
Premiums	$—	$—	$—
Net investment income	32	(1)	31
Net investment gains (losses)	(25)	9	(16)
Insurance and investment product fees and other	46	—	46

Total revenues	53	8	61

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	18	—	18
Interest credited	31	—	31
Acquisition and operating expenses, net of deferrals	17	31	48
Amortization of deferred acquisition costs and intangibles	17	—	17
Interest expense	—	75	75

Total benefits and expenses	83	106	189

LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(30)	(98)	(128)
Benefit for income taxes	(12)	(40)	(52)

LOSS FROM CONTINUING OPERATIONS	(18)	(58)	(76)
Loss from discontinued operations, net of taxes	—	(21)	(21)

NET LOSS	(18)	(79)	(97)

ADJUSTMENTS TO NET LOSS:
Net investment (gains) losses, net	14	(6)	8
(Gains) losses on early extinguishment of debt, net	—	1	1
Loss from discontinued operations, net of taxes	—	21	21

NET OPERATING LOSS	$(4)	$(63)	$(67)

Effective tax rate (operating loss)	49.2%	41.5%	42.1%

Three months ended September 30, 2014	Runoff Segment	Corporate and Other(1)	Total
REVENUES:
Premiums	$1	$—	$1
Net investment income	32	(9)	23
Net investment gains (losses)	(33)	9	(24)
Insurance and investment product fees and other	53	(3)	50

Total revenues	53	(3)	50

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	13	—	13
Interest credited	30	—	30
Acquisition and operating expenses, net of deferrals	22	2	24
Amortization of deferred acquisition costs and intangibles	5	1	6
Interest expense	—	74	74

Total benefits and expenses	70	77	147

LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(17)	(80)	(97)
Provision (benefit) for income taxes	(5)	5	—

LOSS FROM CONTINUING OPERATIONS	(12)	(85)	(97)
Income from discontinued operations, net of taxes	—	6	6

NET LOSS	(12)	(79)	(91)

ADJUSTMENTS TO NET LOSS:
Net investment (gains) losses, net	17	(6)	11
Income from discontinued operations, net of taxes	—	(6)	(6)

NET OPERATING INCOME (LOSS)	$5	$(91)	$(86)

Effective tax rate (operating income (loss))	48.2%	-1.5%	-7.2%

(1)	Includes inter-segment eliminations.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2015

Net Operating Income (Loss)—Corporate and Other Division

(amounts in millions)

Nine months ended September 30, 2015	Runoff Segment	Corporate and Other(1)	Total
REVENUES:
Premiums	$1	$—	$1
Net investment income	103	(7)	96
Net investment gains (losses)	(39)	23	(16)
Insurance and investment product fees and other	144	(10)	134

Total revenues	209	6	215

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	36	—	36
Interest credited	92	—	92
Acquisition and operating expenses, net of deferrals	57	50	107
Amortization of deferred acquisition costs and intangibles	32	1	33
Interest expense	1	224	225

Total benefits and expenses	218	275	493

LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(9)	(269)	(278)
Benefit for income taxes	(7)	(108)	(115)

LOSS FROM CONTINUING OPERATIONS	(2)	(161)	(163)
Loss from discontinued operations, net of taxes	—	(334)	(334)

NET LOSS	(2)	(495)	(497)

ADJUSTMENTS TO NET LOSS:
Net investment (gains) losses, net	18	(15)	3
(Gains) losses on early extinguishment of debt, net	—	1	1
Expenses related to restructuring, net	—	1	1
Loss from discontinued operations, net of taxes	—	334	334

NET OPERATING INCOME (LOSS)	$16	$(174)	$(158)

Effective tax rate (operating income (loss))	14.3%	40.0%	40.9%

Nine months ended September 30, 2014	Runoff Segment	Corporate and Other(1)	Total
REVENUES:
Premiums	$3	$—	$3
Net investment income	97	(16)	81
Net investment gains (losses)	(43)	(2)	(45)
Insurance and investment product fees and other	158	(2)	156

Total revenues	215	(20)	195

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	27	—	27
Interest credited	88	—	88
Acquisition and operating expenses, net of deferrals	62	25	87
Amortization of deferred acquisition costs and intangibles	26	2	28
Interest expense	1	238	239

Total benefits and expenses	204	265	469

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	11	(285)	(274)
Benefit for income taxes	—	(74)	(74)

INCOME (LOSS) FROM CONTINUING OPERATIONS	11	(211)	(200)
Income from discontinued operations, net of taxes	—	19	19

NET INCOME (LOSS)	11	(192)	(181)

ADJUSTMENTS TO NET INCOME (LOSS):
Net investment (gains) losses, net	21	2	23
Income from discontinued operations, net of taxes	—	(19)	(19)

NET OPERATING INCOME (LOSS)	$32	$(209)	$(177)

Effective tax rate (operating income (loss))	26.1%	26.0%	26.0%

(1)	Includes inter-segment eliminations.

Runoff Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2015

Net Operating Income (Loss)—Runoff Segment

(amounts in millions)

	2015				2014
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$—	$1	$—	$1	$—	$1	$1	$1	$3
Net investment income	32	40	31	103	32	32	33	32	129
Net investment gains (losses)	(25)	(8)	(6)	(39)	(23)	(33)	3	(13)	(66)
Insurance and investment product fees and other	46	49	49	144	51	53	52	53	209

Total revenues	53	82	74	209	60	53	89	73	275

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	18	11	7	36	10	13	6	8	37
Interest credited	31	31	30	92	31	30	29	29	119
Acquisition and operating expenses, net of deferrals	17	21	19	57	22	22	20	20	84
Amortization of deferred acquisition costs and intangibles	17	10	5	32	13	5	10	11	39
Interest expense	—	1	—	1	—	—	1	—	1

Total benefits and expenses	83	74	61	218	76	70	66	68	280

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(30)	8	13	(9)	(16)	(17)	23	5	(5)
Provision (benefit) for income taxes	(12)	2	3	(7)	(19)	(5)	5	—	(19)

INCOME (LOSS) FROM CONTINUING OPERATIONS	(18)	6	10	(2)	3	(12)	18	5	14

ADJUSTMENT TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net	14	3	1	18	13	17	(3)	7	34

NET OPERATING INCOME (LOSS)	$(4)	$9	$11	$16	$16	$5	$15	$12	$48

Effective tax rate (operating income (loss))	49.2%	25.7%	26.7%	14.3%	NM (1)	48.2%	16.1%	25.1%	-1.0%

(1)	“NM” is defined as not meaningful for percentages greater than 200%.

Corporate and Other

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2015

Net Operating Loss—Corporate and Other(1)

(amounts in millions)

	2015				2014
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net investment income	(1)	—	(6)	(7)	2	(9)	1	(8)	(14)
Net investment gains (losses)	9	3	11	23	4	9	(6)	(5)	2
Insurance and investment product fees and other	—	(10)	—	(10)	2	(3)	1	—	—

Total revenues	8	(7)	5	6	8	(3)	(4)	(13)	(12)

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	—	—	—	—	—	—	—	—
Interest credited	—	—	—	—	—	—	—	—	—
Acquisition and operating expenses, net of deferrals	31	13	6	50	8	2	13	10	33
Amortization of deferred acquisition costs and intangibles	—	—	1	1	1	1	—	1	3
Interest expense	75	74	75	224	76	74	82	82	314

Total benefits and expenses	106	87	82	275	85	77	95	93	350

LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(98)	(94)	(77)	(269)	(77)	(80)	(99)	(106)	(362)
Provision (benefit) for income taxes	(40)	(38)	(30)	(108)	(18)	5	(29)	(50)	(92)

LOSS FROM CONTINUING OPERATIONS	(58)	(56)	(47)	(161)	(59)	(85)	(70)	(56)	(270)
Income (loss) from discontinued operations, net of taxes(2)	(21)	(314)	1	(334)	138	6	4	9	157

NET INCOME (LOSS)	(79)	(370)	(46)	(495)	79	(79)	(66)	(47)	(113)

ADJUSTMENTS TO NET INCOME (LOSS):
Net investment (gains) losses, net	(6)	(2)	(7)	(15)	(4)	(6)	4	4	(2)
(Gains) losses on early extinguishment of debt, net	1	—	—	1	—	—	—	—	—
Expenses related to restructuring, net	—	1	—	1	—	—	—	—	—
Tax impact from potential business portfolio changes	—	—	—	—	31	—	—	—	31
(Income) loss from discontinued operations, net of taxes	21	314	(1)	334	(138)	(6)	(4)	(9)	(157)

NET OPERATING LOSS	$(63)	$(57)	$(54)	$(174)	$(32)	$(91)	$(66)	$(52)	$(241)

Effective tax rate (operating loss)	41.5%	42.1%	36.2%	40.0%	61.8%	-1.5%	28.9%	47.7%	34.0%
(1) Includes inter-segment eliminations. (2) Operating results of the lifestyle protection insurance business presented as discontinued operations were as follows:
	2015				2014
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$169	$168	$180	$517	$173	$184	$199	$174	$730
Net investment income	21	20	22	63	22	28	21	29	100
Net investment gains (losses)	—	—	—	—	—	1	—	1	2
Insurance and investment product fees and other	—	2	(2)	—	—	1	2	1	4

Total revenues	190	190	200	580	195	214	222	205	836

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	46	53	51	150	48	53	56	46	203
Acquisition and operating expenses, net of deferrals	105	105	113	323	107	113	122	105	447
Amortization of deferred acquisition costs and intangibles	21	24	26	71	28	30	30	30	118
Interest expense	7	6	9	22	11	10	9	15	45

Total benefits and expenses	179	188	199	566	194	206	217	196	813

INCOME BEFORE INCOME TAXES AND OTHER ITEMS	11	2	1	14	1	8	5	9	23
Provision (benefit) for income taxes	20	10	—	30	(137)	2	1	—	(134)

NET INCOME (LOSS)	(9)	(8)	1	(16)	138	6	4	9	157
Loss on sale, net of taxes	(12)	(306)	—	(318)	—	—	—	—	—

INCOME (LOSS) FROM DISCONTINUED OPERATIONS, NET OF TAXES	$(21)	$(314)	$1	$(334)	$138	$6	$4	$9	$157

Additional Financial Data

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2015

Investments Summary

(amounts in millions)

		September 30, 2015		June 30, 2015		March 31, 2015		December 31, 2014		September 30, 2014
		Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total
Composition of Investment Portfolio
Fixed maturity securities:
Investment grade:
Public fixed maturity securities		$33,644	44%	$33,507	45%	$34,644	44%	$34,263	45%	$34,111	45%
Private fixed maturity securities		11,009	15	10,877	14	10,962	14	11,034	14	10,934	15
Residential mortgage-backed securities(1)		5,009	7	4,954	7	5,011	6	5,082	7	4,990	7
Commercial mortgage-backed securities		2,492	3	2,475	3	2,547	3	2,491	3	2,518	3
Other asset-backed securities		3,904	5	3,837	5	3,767	5	3,669	5	3,770	5
State and political subdivisions		2,447	3	2,388	3	2,350	3	2,222	3	2,182	3
Non-investment grade fixed maturity securities		2,346	3	2,530	3	2,623	4	2,515	3	2,586	3
Equity securities:
Common stocks and mutual funds		37	—	62	—	134	—	187	—	214	—
Preferred stocks		236	—	237	1	165	—	88	—	92	—
Commercial mortgage loans		6,133	8	6,175	8	6,149	8	6,100	8	6,077	8
Restricted commercial mortgage loans related to securitization entities		175	—	181	—	188	—	201	—	209	—
Policy loans		1,567	2	1,584	2	1,506	2	1,501	2	1,512	2
Cash, cash equivalents and short-term investments		4,042	6	4,459	6	5,380	7	4,990	7	3,424	5
Securities lending		367	—	337	—	323	1	289	1	339	1
Other invested assets:	Limited partnerships	195	—	216	—	215	—	252	—	262	—
	Derivatives:
	Long-term care (LTC) forward starting swap—cash flow	768	1	423	1	948	1	639	1	252	—
	Other cash flow	8	—	8	—	9	—	6	—	10	—
	Equity index options—non-qualified	15	—	12	—	15	—	17	—	11	—
	Other non-qualified	534	1	416	—	512	1	470	—	391	1
	Trading portfolio	458	1	368	1	218	—	241	—	226	—
	Counterparty collateral	—	—	—	—	—	—	—	—	522	1
	Restricted other invested assets related to securitization entities	412	1	410	1	411	1	411	1	404	1
	Other	52	—	52	—	48	—	56	—	65	—

Total invested assets and cash		$75,850	100%	$75,508	100%	$78,125	100%	$76,724	100%	$75,101	100%

Public Fixed Maturity Securities—Credit Quality:
NRSRO(2) Designation
AAA		$15,068	33%	$14,931	33%	$15,531	33%	$15,611	34%	$15,314	33%
AA		4,613	10	4,773	11	4,858	11	4,741	10	4,821	11
A		13,553	30	13,441	30	13,845	30	13,645	30	13,550	30
BBB		10,681	24	10,590	23	10,721	23	10,498	23	10,625	23
BB		1,234	3	1,276	3	1,385	3	1,361	3	1,386	3
B		50	—	68	—	75	—	76	—	77	—
CCC and lower		95	—	99	—	108	—	112	—	114	—

Total public fixed maturity securities		$45,294	100%	$45,178	100%	$46,523	100%	$46,044	100%	$45,887	100%

Private Fixed Maturity Securities—Credit Quality:
NRSRO(2) Designation
AAA		$1,730	11%	$1,646	11%	$1,514	10%	$1,569	10%	$1,550	10%
AA		1,982	13	1,957	13	1,956	13	2,007	14	1,803	12
A		4,805	31	4,847	31	4,846	31	4,602	30	4,743	31
BBB		6,073	39	5,853	38	6,010	39	6,088	40	6,099	40
BB		839	5	973	6	910	6	792	5	835	5
B		114	1	101	1	127	1	95	1	95	1
CCC and lower		14	—	13	—	18	—	79	—	79	1

Total private fixed maturity securities		$15,557	100%	$15,390	100%	$15,381	100%	$15,232	100%	$15,204	100%

(1)	The company does not have any material exposure to residential mortgage-backed securities collateralized debt obligations (CDOs).
(2)	Nationally Recognized Statistical Rating Organizations.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2015

Fixed Maturity Securities Summary

(amounts in millions)

	September 30, 2015		June 30, 2015		March 31, 2015		December 31, 2014		September 30, 2014
	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total
Fixed Maturity Securities—Security Sector:
U.S. government, agencies and government-sponsored enterprises	$5,913	10%	$5,721	9%	$6,132	10%	$6,000	10%	$5,642	9%
State and political subdivisions	2,448	4	2,389	4	2,351	4	2,222	4	2,183	4
Foreign government	1,952	3	1,970	3	1,853	3	1,920	3	1,828	3
U.S. corporate	25,695	43	25,151	42	25,820	42	25,236	41	25,017	41
Foreign corporate	13,199	22	13,797	23	14,103	23	14,263	23	14,743	24
Residential mortgage-backed securities	5,118	8	5,085	9	5,153	8	5,228	9	5,142	8
Commercial mortgage-backed securities	2,587	4	2,582	4	2,690	4	2,702	4	2,728	5
Other asset-backed securities	3,939	6	3,873	6	3,802	6	3,705	6	3,808	6

Total fixed maturity securities	$60,851	100%	$60,568	100%	$61,904	100%	$61,276	100%	$61,091	100%

Corporate Bond Holdings—Industry Sector:
Investment Grade:
Finance and insurance	$8,346	23%	$8,103	22%	$8,273	22%	$8,185	22%	$8,253	22%
Utilities	4,630	12	4,580	12	4,798	13	4,694	13	5,194	14
Energy	4,261	11	4,416	12	4,564	12	4,531	12	3,982	11
Consumer—non-cyclical	4,668	13	4,525	12	4,631	12	4,602	12	4,598	12
Consumer—cyclical	2,301	6	2,337	6	2,373	6	2,358	6	2,362	6
Capital goods	2,483	7	2,450	7	2,429	7	2,423	7	2,354	6
Industrial	2,143	6	2,237	6	2,320	6	2,252	6	2,290	6
Technology and communications	3,111	8	3,120	9	3,104	8	3,037	8	3,084	8
Transportation	1,700	5	1,634	5	1,692	4	1,614	4	1,658	5
Other	3,232	9	3,374	9	3,522	10	3,748	10	3,865	10

Subtotal	36,875	100%	36,776	100%	37,706	100%	37,444	100%	37,640	100%

Non-Investment Grade:
Finance and insurance	380	19%	443	20%	471	21%	480	23%	481	22%
Utilities	67	3	67	3	67	3	83	5	100	5
Energy	401	20	408	19	363	16	261	13	291	14
Consumer—non-cyclical	229	11	257	12	262	12	229	11	211	10
Consumer—cyclical	98	5	99	5	117	5	91	4	71	3
Capital goods	204	10	234	11	236	11	214	10	292	14
Industrial	254	13	240	11	238	11	260	13	254	12
Technology and communications	293	14	337	15	364	16	354	17	358	17
Transportation	2	—	3	—	19	1	19	1	20	1
Other	91	5	84	4	80	4	64	3	42	2

Subtotal	2,019	100%	2,172	100%	2,217	100%	2,055	100%	2,120	100%

Total	$38,894	100%	$38,948	100%	$39,923	100%	$39,499	100%	$39,760	100%

Fixed Maturity Securities—Contractual Maturity Dates:

Due in one year or less	$2,147	4%	$2,069	3%	$1,870	3%	$2,060	3%	$2,406	4%
Due after one year through five years	10,950	18	11,069	19	10,965	18	10,776	18	10,315	17
Due after five years through ten years	12,155	20	12,212	20	12,198	20	12,334	20	12,934	21
Due after ten years	23,955	40	23,678	39	25,226	41	24,471	40	23,758	39

Subtotal	49,207	82	49,028	81	50,259	82	49,641	81	49,413	81
Mortgage and asset-backed securities	11,644	18	11,540	19	11,645	18	11,635	19	11,678	19

Total fixed maturity securities	$60,851	100%	$60,568	100%	$61,904	100%	$61,276	100%	$61,091	100%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2015

General Account GAAP Net Investment Income Yields

(amounts in millions)

	2015				2014
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
GAAP Net Investment Income
Fixed maturity securities—taxable	$647	$645	$632	$1,924	$658	$643	$658	$639	$2,598
Fixed maturity securities—non-taxable	3	3	3	9	3	3	3	3	12
Commercial mortgage loans	84	83	85	252	87	82	81	83	333
Restricted commercial mortgage loans related to securitization entities	3	3	4	10	3	3	4	4	14
Equity securities	3	4	4	11	3	3	4	4	14
Other invested assets	22	17	33	72	22	17	12	18	69
Limited partnerships	4	20	7	31	2	10	13	11	36
Restricted other invested assets related to securitization entities	1	1	1	3	2	1	1	1	5
Policy loans	33	35	33	101	34	32	32	31	129
Cash, cash equivalents and short-term investments	3	4	3	10	5	7	7	5	24

Gross investment income before expenses and fees	803	815	805	2,423	819	801	815	799	3,234
Expenses and fees	(20)	(22)	(24)	(66)	(22)	(23)	(24)	(23)	(92)

Net investment income	$783	$793	$781	$2,357	$797	$778	$791	$776	$3,142

Annualized Yields
Fixed maturity securities—taxable	4.6%	4.6%	4.6%	4.6%	4.7%	4.6%	4.8%	4.7%	4.7%
Fixed maturity securities—non-taxable	3.5%	3.5%	3.5%	3.5%	3.5%	3.4%	3.5%	3.7%	3.5%
Commercial mortgage loans	5.5%	5.4%	5.6%	5.5%	5.7%	5.4%	5.5%	5.6%	5.6%
Restricted commercial mortgage loans related to securitization entities	6.4%	7.2%	8.2%	7.2%	5.8%	6.6%	6.7%	7.0%	6.6%
Equity securities	4.0%	5.6%	6.1%	5.2%	4.6%	4.4%	5.5%	5.2%	5.0%
Other invested assets	22.2%	24.2%	60.6%	31.3%	37.1%	27.7%	18.7%	26.3%	27.3%
Limited partnerships(1)	7.8%	37.0%	12.0%	18.8%	3.1%	15.3%	19.6%	16.1%	13.6%
Restricted other invested assets related to securitization entities	1.0%	1.0%	1.0%	1.0%	2.1%	1.0%	1.0%	1.0%	1.3%
Policy loans	8.4%	9.1%	8.8%	8.7%	9.0%	8.5%	8.7%	8.6%	8.7%
Cash, cash equivalents and short-term investments	0.3%	0.3%	0.2%	0.3%	0.5%	0.8%	0.7%	0.5%	0.6%

Gross investment income before expenses and fees	4.6%	4.6%	4.6%	4.6%	4.7%	4.6%	4.7%	4.7%	4.7%
Expenses and fees	-0.1%	-0.1%	-0.1%	-0.1%	-0.1%	-0.1%	-0.1%	-0.1%	-0.1%

Net investment income	4.5%	4.5%	4.5%	4.5%	4.6%	4.5%	4.6%	4.6%	4.6%

Yields are based on net investment income as reported under GAAP and are consistent with how the company measures its investment performance for management purposes. Yields are annualized, for interim periods, and are calculated as net investment income as a percentage of average quarterly asset carrying values except for fixed maturity and equity securities, derivatives and derivative counterparty collateral, which exclude unrealized fair value adjustments and securities lending activity, which is included in other invested assets and is calculated net of the corresponding securities lending liability. See page 62 herein for average invested assets and cash used in the yield calculation.

(1)	Limited partnership investments are equity-based and do not have fixed returns by period.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2015

Net Investment Gains (Losses), Net—Detail(1)

(amounts in millions)

	2015				2014
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Net realized gains (losses) on available-for-sale securities:
Fixed maturity securities:
U.S. corporate	$(2)	$—	$—	$(2)	$1	$5	$(6)	$(9)	$(9)
U.S. government, agencies and government-sponsored enterprises	—	—	1	1	1	—	2	—	3
Foreign corporate	(1)	(1)	(4)	(6)	1	2	13	(3)	13
Foreign government	—	1	—	1	1	—	—	—	1
Tax-exempt	—	—	—	—	—	—	—	(1)	(1)
Mortgage-backed securities	(2)	1	—	(1)	—	(1)	—	—	(1)
Asset-backed securities	(1)	—	—	(1)	—	—	—	—	—
Equity securities	2	8	5	15	1	2	6	1	10
Foreign exchange	1	—	1	2	—	—	1	—	1

Total net realized gains (losses) on available-for-sale securities	(3)	9	3	9	5	8	16	(12)	17

Impairments:
Alt-A residential mortgage-backed securities	—	—	—	—	—	(1)	—	—	(1)
Financial hybrid securities	—	—	—	—	—	(3)	—	—	(3)
Corporate fixed maturity securities	(4)	—	—	(4)	—	—	—	—	—
Commercial mortgage loans	(1)	—	(2)	(3)	—	—	(1)	(1)	(2)
Other asset-backed securities	(1)	—	—	(1)	—	—	—	—	—

Total impairments	(6)	—	(2)	(8)	—	(4)	(1)	(1)	(6)

Net unrealized gains (losses) on trading securities	8	(11)	4	1	10	3	5	8	26
Derivative instruments	(34)	4	(21)	(51)	(24)	(25)	(4)	(14)	(67)
Limited partnerships	—	—	—	—	—	—	(1)	—	(1)
Commercial mortgage loans held-for-sale market valuation allowance	—	2	1	3	2	2	2	2	8
Contingent purchase price valuation change	2	—	—	2	—	(1)	—	—	(1)
Net gains (losses) related to securitization entities	—	1	5	6	1	(1)	6	4	10

Net investment gains (losses), net of taxes	(33)	5	(10)	(38)	(6)	(18)	23	(13)	(14)
Adjustment for DAC and other intangible amortization and certain benefit reserves, net of taxes	6	5	4	15	1	6	1	1	9
Adjustment for net investment (gains) losses attributable to noncontrolling interests, net of taxes	5	(6)	5	4	1	2	(4)	1	—

Net investment gains (losses), net	$(22)	$4	$(1)	$(19)	$(4)	$(10)	$20	$(11)	$(5)

(1)	All adjustments for income taxes assume a 35% tax rate.

Reconciliations of Non-GAAP Measures

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2015

Reconciliation of Operating ROE

(amounts in millions)

Twelve Month Rolling Average ROE	Twelve months ended
	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014
GAAP Basis ROE
Net income (loss) available to Genworth Financial, Inc.’s common stockholders for the twelve months ended(1)	$(1,083)	$(1,643)	$(1,274)	$(1,244)	$(276)
Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss)(2)	$10,564	$10,958	$11,288	$11,532	$11,770
GAAP Basis ROE(1)/(2)	-10.3%	-15.0%	-11.3%	-10.8%	-2.3%

Operating ROE
Net operating income (loss) for the twelve months ended(1)	$(78)	$(465)	$(430)	$(398)	$197
Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss)(2)	$10,564	$10,958	$11,288	$11,532	$11,770
Operating ROE(1)/(2)	-0.7%	-4.2%	-3.8%	-3.5%	1.7%

Quarterly Average ROE	Three months ended
	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014
GAAP Basis ROE
Net income (loss) available to Genworth Financial, Inc.’s common stockholders for the period ended(3)	$(284)	$(193)	$154	$(760)	$(844)
Quarterly average Genworth Financial, Inc.’s stockholders’ equity for the period, excluding accumulated other comprehensive income (loss)(4)	$10,241	$10,507	$10,555	$10,854	$11,651
Annualized GAAP Quarterly Basis ROE(3)/(4)	-11.1%	-7.3%	5.8%	-28.0%	-29.0%

Operating ROE
Net operating income (loss) for the period ended(3)	$64	$119	$154	$(415)	$(323)
Quarterly average Genworth Financial, Inc.’s stockholders’ equity for the period, excluding accumulated other comprehensive income (loss)(4)	$10,241	$10,507	$10,555	$10,854	$11,651
Annualized Operating Quarterly Basis ROE(3)/(4)	2.5%	4.5%	5.8%	-15.3%	-11.1%

Non-GAAP Definition for Operating ROE

The company references the non-GAAP financial measure entitled “operating return on equity” or “operating ROE.” The company defines operating ROE as net operating income (loss) divided by average ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss) in average ending Genworth Financial, Inc.’s stockholders’ equity. Management believes that analysis of operating ROE enhances understanding of the efficiency with which the company deploys its capital. However, operating ROE is not a substitute for net income (loss) available to Genworth Financial, Inc.’s common stockholders divided by average ending Genworth Financial, Inc.’s stockholders’ equity determined in accordance with GAAP.

(1)	The twelve months ended information is derived by adding the four quarters of net income (loss) available to Genworth Financial, Inc.’s common stockholders and net operating income (loss) from page 9 herein.
(2)	Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss), is derived by averaging ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss), for the most recent five quarters.
(3)	Net income (loss) available to Genworth Financial, Inc.’s common stockholders and net operating income (loss) from page 9 herein.
(4)	Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss), is derived by averaging ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss).

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2015

Reconciliation of Core Yield

		2015				2014
	(Assets— amounts in billions)	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
	Reported—Total Invested Assets and Cash	$75.9	$75.5	$78.1	$75.9	$76.7	$75.1	$75.3	$73.2	$76.7
	Subtract:
	Securities lending	0.4	0.3	0.3	0.4	0.3	0.3	0.3	0.3	0.3
	Unrealized gains (losses)	5.4	4.9	7.8	5.4	6.6	5.3	5.5	4.2	6.6
	Derivative counterparty collateral	—	—	—	—	—	0.5	0.4	0.4	—

	Adjusted end of period invested assets and cash	$70.1	$70.3	$70.0	$70.1	$69.8	$69.0	$69.1	$68.3	$69.8

(A)	Average Invested Assets and Cash Used in Reported Yield Calculation	$70.2	$70.2	$69.9	$70.1	$69.4	$69.1	$68.7	$68.2	$68.9
	Subtract:
	Restricted commercial mortgage loans and other invested assets related to securitization entities(1)	0.2	0.2	0.2	0.2	0.2	0.2	0.2	0.2	0.2

(B)	Average Invested Assets and Cash Used in Core Yield Calculation	70.0	70.0	69.7	69.9	69.2	68.9	68.5	68.0	68.7
	Subtract:
	Portfolios supporting floating products and non-recourse funding obligations(2)	3.5	3.6	3.7	3.6	3.9	4.0	4.2	4.3	4.1

(C)	Average Invested Assets and Cash Used in Core Yield (excl. Floating and Non-Recourse Funding) Calculation	$66.5	$66.4	$66.0	$66.3	$65.3	$64.9	$64.3	$63.7	$64.6

	(Income—amounts in millions)

(D)	Reported—Net Investment Income	$783	$793	$781	$2,357	$797	$778	$791	$776	$3,142
	Subtract:
	Bond calls and commercial mortgage loan prepayments	12	17	14	43	18	17	7	10	52
	Other non-core items(3)	1	(4)	7	4	8	(22)	8	(7)	(13)
	Restricted commercial mortgage loans and other invested assets related to securitization entities(1)	2	2	3	7	2	3	3	3	11

(E)	Core Net Investment Income	768	778	757	2,303	769	780	773	770	3,092
	Subtract:
	Investment income from portfolios supporting floating products and non-recourse funding obligations(2)	21	26	20	67	21	22	23	21	87

(F)	Core Net Investment Income (excl. Floating and Non-Recourse Funding)	$747	$752	$737	$2,236	$748	$758	$750	$749	$3,005

(D) / (A)	Reported Yield	4.46%	4.52%	4.47%	4.49%	4.59%	4.50%	4.61%	4.55%	4.56%
(E) / (B)	Core Yield	4.39%	4.45%	4.34%	4.40%	4.45%	4.53%	4.51%	4.53%	4.50%
(F) / (C)	Core Yield (excl. Floating and Non-Recourse Funding)	4.49%	4.53%	4.47%	4.50%	4.58%	4.67%	4.67%	4.70%	4.66%

Notes:	Columns may not add due to rounding.
Yields have been annualized.

Non-GAAP Definition for Core Yield

The company references the non-GAAP financial measure entitled “core yield” as a measure of investment yield. The company defines core yield as the investment yield adjusted for items that do not reflect the underlying performance of the investment portfolio. Management believes that analysis of core yield enhances understanding of the investment yield of the company. However, core yield is not a substitute for investment yield determined in accordance with GAAP.

(1)	Represents the incremental assets and investment income related to restricted commercial mortgage loans and other invested assets.
(2)	Floating products refer to institutional products and the non-recourse funding obligations that support certain term and universal life insurance reserves in the company’s life insurance business.
(3)	Includes cost basis adjustments on structured securities and various other immaterial items.

Corporate Information

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2015

Financial Strength Ratings As Of October 28, 2015

Company	Standard & Poor’s Financial Services LLC (S&P)	Moody’s Investors Service, Inc. (Moody’s)	A.M. Best Company, Inc. (A.M. Best)
Genworth Financial Mortgage Insurance Company Canada(1)	A+	Not rated	Not rated
Genworth Financial Mortgage Insurance Pty Limited (Australia)(2)	A+	A3	Not rated
Genworth Financial Mortgage Insurance Limited (Europe)	BB-	Not rated	Not rated
Genworth Seguros de Credito a la Vivienda S.A. de C.V.(3)	Not rated	Aa3.mx	Not rated
Genworth Mortgage Insurance Corporation	BB+	Ba1	Not rated
Genworth Life Insurance Company	BBB-	Baa1	A-
Genworth Life and Annuity Insurance Company	BBB-	Baa1	A-
Genworth Life Insurance Company of New York	BBB-	Baa1	A-
Financial Assurance Company Limited	A-	Not rated	Not rated
Financial Insurance Company Limited	A-	Not rated	Not rated

The S&P, Moody’s, A.M. Best, Dominion Bond Rating Service (DBRS) and Fitch Rating Service (Fitch) ratings included are not designed to be, and do not serve as, measures of protection or valuation offered to investors. These financial strength ratings should not be relied on with respect to making an investment in the company’s securities.

S&P states that insurers rated “A” (Strong), “BBB” (Good) or “BB” (Marginal) have strong, good or marginal financial security characteristics, respectively. The “A,” “BBB” and “BB” ranges are the third-, fourth- and fifth-highest of nine financial strength rating ranges assigned by S&P, which range from “AAA” to “R.” A plus (+) or minus (-) shows relative standing within a major rating category. These suffixes are not added to ratings in the “AAA” category or to ratings below the “CCC” category. Accordingly, the “A+,” “A-,” “BBB-,” “BB+” and “BB-” ratings are the fifth-, seventh-, tenth-, eleventh- and thirteenth-highest of S&P’s 21 ratings categories.

Moody’s states that insurance companies rated “A” (Good) offer good financial security, that insurance companies rated “Baa” (Adequate) offer adequate financial security and that insurance companies rated “Ba” (Questionable) offer questionable financial security. The “A” (Good), “Baa” (Adequate) and “Ba” (Questionable) ranges are the third-, fourth- and fifth-highest, respectively, of nine financial strength rating ranges assigned by Moody’s, which range from “Aaa” to “C.” Numeric modifiers are used to refer to the ranking within the group, with 1 being the highest and 3 being the lowest. These modifiers are not added to ratings in the “Aaa” category or to ratings below the “Caa” category. Accordingly, the “A3,” “Baa1” and “Ba1” ratings are the seventh-, eighth- and eleventh-highest, respectively, of Moody’s 21 ratings categories. Issuers or issues rated “Aa.mx” demonstrate very strong creditworthiness relative to other issuers in Mexico.

A.M. Best states that the “A-” (Excellent) rating is assigned to those companies that have, in its opinion, an excellent ability to meet their ongoing insurance obligations. The “A-” (Excellent) rating is the fourth-highest of 15 ratings assigned by A.M. Best, which range from “A++” to “F.”

DBRS states that long-term obligations rated “AA” are of superior credit quality. The capacity for the payment of financial obligations is considered high and unlikely to be significantly vulnerable to future events. Credit quality differs from “AAA” only to a small degree.

The Australian mortgage insurance subsidiary also solicits a rating from Fitch. Fitch states that “A” (Strong) rated insurance companies are viewed as possessing strong capacity to meet policyholder and contract obligations. The “A” rating category is the third-highest of nine financial strength rating categories, which range from “AAA” to “C.” The symbol (+) or (-) may be appended to a rating to indicate the relative position of a credit within a rating category. These suffixes are not added to ratings in the “AAA” category or to ratings below the “B” category. Accordingly, the “A+” rating is the fifth-highest of Fitch’s 21 ratings categories.

S&P, Moody’s, A.M. Best, DBRS and Fitch review their ratings periodically and the company cannot assure you that it will maintain the current ratings in the future. Other agencies may also rate the company or its insurance subsidiaries on a solicited or an unsolicited basis.

(1)	Genworth Financial Mortgage Insurance Company Canada is also rated “AA” by DBRS.
(2)	Genworth Financial Mortgage Insurance Pty Limited (Australia) is also rated “A+” by Fitch.
(3)	Genworth Seguros de Credito a la Vivienda S.A. de C.V. is also rated “Baa3” by Moody’s on a Global Scale Insurance financial strength basis.